                                 Exhibit 10(c)




                                TRUST AGREEMENT
                                      FOR
                             OGLEBAY NORTON COMPANY
                        INCENTIVE SAVINGS PLAN AND TRUST
                         (January 1, 1991 Restatement)

                               TABLE OF CONTENTS


ARTICLE                                                                                          PAGE
- -------                                                                                          ----
   I             DEFINITIONS                                                                      3

                    1.1        Definitions  . . . . . . . . . . . . . . . . . . . . . . . .       3
                    1.2        Pronouns . . . . . . . . . . . . . . . . . . . . . . . . . .       8

   II            EMPLOYEE ELIGIBILITY AND PARTICIPATION                                           9

                    2.1        Eligibility  . . . . . . . . . . . . . . . . . . . . . . . .       9
                    2.2        Election to Participate  . . . . . . . . . . . . . . . . . .       9
                    2.3        Notification of Eligible
                                 Employees  . . . . . . . . . . . . . . . . . . . . . . . .      10
                    2.4        Certification of New
                                 Participants . . . . . . . . . . . . . . . . . . . . . . .      10
                    2.5        Service  . . . . . . . . . . . . . . . . . . . . . . . . . .      10
                    2.6        Changes in Employment Status . . . . . . . . . . . . . . . .      13
                    2.7        Reemployment of a Participant  . . . . . . . . . . . . . . .      14

   III           CONTRIBUTIONS MADE BY OR ON BEHALF OF
                 PARTICIPANTS                                                                    16

                    3.1        Tax Deferred Compensation
                                 Contributions  . . . . . . . . . . . . . . . . . . . . . .      16
                    3.2        Limitation on Tax Deferred
                                 Compensation Contributions . . . . . . . . . . . . . . . .      16
                    3.3        Additional Limitation on
                                 Tax Deferred Compensation
                                 Contributions of Highly
                                 Compensated Employees  . . . . . . . . . . . . . . . . . .      17
                    3.4        Distribution of Excess
                                 Contributions  . . . . . . . . . . . . . . . . . . . . . .      19
                    3.5        Regular Participant Contri-
                                 butions  . . . . . . . . . . . . . . . . . . . . . . . . .      20
                    3.6        Administration . . . . . . . . . . . . . . . . . . . . . . .      20
                    3.7        Changes in Contribution
                                 Authorizations . . . . . . . . . . . . . . . . . . . . . .      21
                    3.8        Suspension of Contributions  . . . . . . . . . . . . . . . .      21
                    3.9        Election Adjustments . . . . . . . . . . . . . . . . . . . .      22
                    3.10       Distribution of Excess
                                 Deferrals  . . . . . . . . . . . . . . . . . . . . . . . .      22
                    3.11       Overriding Limitation  . . . . . . . . . . . . . . . . . . .      23

   IV            EMPLOYER CONTRIBUTIONS                                                          24

                    4.1        Amount of Contributions  . . . . . . . . . . . . . . . . . .      24
                    4.2        Payment of Contributions . . . . . . . . . . . . . . . . . .      24
                    4.3        General Limitation on
                                 Contributions  . . . . . . . . . . . . . . . . . . . . . .      25




                                      (i)


ARTICLE                                                                                         PAGE
- -------                                                                                         ----
   IV               4.4        Finality of Determination  . . . . . . . . . . . . . . . . .      25
                    4.5        Limitation on Employer Contri-
                                 butions for Highly Compensated
                                 Employees  . . . . . . . . . . . . . . . . . . . . . . . .      25
                    4.6        Forfeiture or Distribution of
                                 Excess Employer Contributions  . . . . . . . . . . . . . .      27
                    4.7        Effect of Plan Termination . . . . . . . . . . . . . . . . .      28

   V             DEPOSIT AND INVESTMENT OF CONTRIBUTIONS                                         29

                    5.1        Deposit of Contributions . . . . . . . . . . . . . . . . . .      29
                    5.2        Investment of Employer Contri-
                                 butions and Tax Deferred
                                 Compensation Contributions . . . . . . . . . . . . . . . .      29
                    5.3        Election to Transfer Invested
                                 Amounts  . . . . . . . . . . . . . . . . . . . . . . . . .      31
                    5.4        Election With Respect to the
                                 Insured Fund   . . . . . . . . . . . . . . . . . . . . . .      31
   VI            ESTABLISHMENT OF FUNDS AND
                 PARTICIPANTS' ACCOUNTS                                                          33

                    6.1        Establishment of Funds . . . . . . . . . . . . . . . . . . .      33
                    6.2        Equity Fund  . . . . . . . . . . . . . . . . . . . . . . . .      33
                    6.3        Insured Fund . . . . . . . . . . . . . . . . . . . . . . . .      34
                    6.4        Bond Fund  . . . . . . . . . . . . . . . . . . . . . . . . .      34
                    6.5        Income on Trust Funds  . . . . . . . . . . . . . . . . . . .      35
                    6.6        Separate Accounts  . . . . . . . . . . . . . . . . . . . . .      35
                    6.7        Distribution Accounts  . . . . . . . . . . . . . . . . . . .      36
                    6.8        Administration . . . . . . . . . . . . . . . . . . . . . . .      36
                    6.9        Account Balances . . . . . . . . . . . . . . . . . . . . . .      36

   VII           ACCOUNTS:  ALLOCATIONS, VALUATIONS,
                 AND LIMITATIONS                                                                 37

                    7.1        Allocation of Employer
                                 Contributions  . . . . . . . . . . . . . . . . . . . . . .      37
                    7.2        Valuation of Participant's
                                 Interest . . . . . . . . . . . . . . . . . . . . . . . . .      37
                    7.3        Finality of Trustee's
                                 Determination  . . . . . . . . . . . . . . . . . . . . . .      39
                    7.4        Limitation on Crediting of
                                 Contributions  . . . . . . . . . . . . . . . . . . . . . .      39
                    7.5        Notification . . . . . . . . . . . . . . . . . . . . . . .        44

   VIII          WITHDRAWALS WHILE EMPLOYED                                                      45

                    8.1        Withdrawal of Regular
                                 Participant Contributions  . . . . . . . . . . . . . . . .      45
                    8.2        Withdrawal of Tax Deferred
                                 Compensation Contributions . . . . . . . . . . . . . . . .      46



                                      (ii)


ARTICLE                                                                                         PAGE
- -------                                                                                         ----
   VIII             8.3        Determination of Hardship  . . . . . . . . . . . . . . . . .      47
                    8.4        Resumption of Contributions  . . . . . . . . . . . . . . . .      50

   IX            TERMINATION OF PARTICIPATION AND
                 DISTRIBUTION                                                                    51

                    9.1        Termination of Participation . . . . . . . . . . . . . . . .      51
                    9.2        Vesting Schedule . . . . . . . . . . . . . . . . . . . . . .      52
                    9.3        Transfer to Distribution
                                 Account  . . . . . . . . . . . . . . . . . . . . . . . . .      53
                    9.4        Years of Vested Service  . . . . . . . . . . . . . . . . . .      54
                    9.5        Election of Former Schedule  . . . . . . . . . . . . . . . .      54
                    9.6        Distribution . . . . . . . . . . . . . . . . . . . . . . . .      55
                    9.7        Limitation on Commencement of
                                 Distribution . . . . . . . . . . . . . . . . . . . . . . .      56
                    9.8        Effect of Company's
                                 Determination  . . . . . . . . . . . . . . . . . . . . . .      57
                    9.9        Separate Distribution Funds  . . . . . . . . . . . . . . . .      57
                    9.10       Reemployment of Former
                                 Participant  . . . . . . . . . . . . . . . . . . . . . . .      58
                    9.11       Restrictions on Alienation . . . . . . . . . . . . . . . . .      59
                    9.12       Facility of Payment  . . . . . . . . . . . . . . . . . . . .      60
                    9.13       Disposition of Separate
                                 Accounts . . . . . . . . . . . . . . . . . . . . . . . . .      60
                    9.14       Recrediting of Forfeited
                                 Amounts  . . . . . . . . . . . . . . . . . . . . . . . . .      62
                    9.15       Felonious Conduct of a
                                 Participant  . . . . . . . . . . . . . . . . . . . . . . .      62
                    9.16       Designation of Beneficiary . . . . . . . . . . . . . . . . .      63
                    9.17       Beneficiary in Absence of
                                 a Designated Beneficiary . . . . . . . . . . . . . . . . .      64
                    9.18       Spousal Consent to Beneficiary
                                 Designation  . . . . . . . . . . . . . . . . . . . . . . .      64
                    9.19       Methods of Distribution in
                                 Effect Prior to January 1,
                                 1989 . . . . . . . . . . . . . . . . . . . . . . . . . . .      65

   X             ADMINISTRATION                                                                  66

                 10.1          General  . . . . . . . . . . . . . . . . . . . . . . . . . .      66
                 10.2          Action of Company  . . . . . . . . . . . . . . . . . . . . .      67
                 10.3          Denial of Claims . . . . . . . . . . . . . . . . . . . . . .      67
                 10.4          Claims Review Procedure  . . . . . . . . . . . . . . . . . .      68
                 10.5          Indemnification  . . . . . . . . . . . . . . . . . . . . . .      69
                 10.6          Qualified Domestic
                                 Relations Orders . . . . . . . . . . . . . . . . . . . . .      70





                                     (iii)


ARTICLE                                                                                          PAGE
- -------                                                                                          ----
   XI            POWERS AND DUTIES OF THE TRUSTEE                                                71

                 11.1          Power and Duties . . . . . . . . . . . . . . . . . . . . . .      71
                 11.2          Trust Property and Investments . . . . . . . . . . . . . . .      71
                 11.3          Investment Guidelines  . . . . . . . . . . . . . . . . . . .      74
                 11.4          Claims Against Trust . . . . . . . . . . . . . . . . . . . .      76
                 11.5          Borrowing  . . . . . . . . . . . . . . . . . . . . . . . . .      76
                 11.6          Voting Rights  . . . . . . . . . . . . . . . . . . . . . . .      76
                 11.7          Investment Manager . . . . . . . . . . . . . . . . . . . . .      77
                 11.8          Directions . . . . . . . . . . . . . . . . . . . . . . . . .      77
                 11.9          Registration of Securities;
                                 Nominees . . . . . . . . . . . . . . . . . . . . . . . . .      79
                 11.10         Agents, Attorneys, Actuaries,
                                 and Accountants  . . . . . . . . . . . . . . . . . . . . .      79
                 11.11         Deposit of Funds . . . . . . . . . . . . . . . . . . . . . .      79
                 11.12         Legal Advice . . . . . . . . . . . . . . . . . . . . . . . .      80
                 11.13         Other Authority  . . . . . . . . . . . . . . . . . . . . . .      80
                 11.14         Court Action Not Required  . . . . . . . . . . . . . . . . .      80
                 11.15         Trustee's Performance  . . . . . . . . . . . . . . . . . . .      80
                 11.16         Directions to the Trustee  . . . . . . . . . . . . . . . . .      81
                 11.17         Payment of Taxes; Indemnity  . . . . . . . . . . . . . . . .      81
                 11.18         Compensation and Expenses  . . . . . . . . . . . . . . . . .      82
                 11.19         Apportionment of Expenses  . . . . . . . . . . . . . . . . .      82
                 11.20         Records and Statements . . . . . . . . . . . . . . . . . . .      83

   XII           SUCCESSOR TRUSTEE                                                               84

                 12.1          Resignation or Removal of the
                                 Trustee  . . . . . . . . . . . . . . . . . . . . . . . . .      84
                 12.2          Appointment of the Successor
                                 Trustee  . . . . . . . . . . . . . . . . . . . . . . . . .      84

   XIII          AMENDMENT AND TERMINATION                                                       86

                 13.1          Amendment  . . . . . . . . . . . . . . . . . . . . . . . . .      86
                 13.2          Limitation on Amendment  . . . . . . . . . . . . . . . . . .      86
                 13.3          Termination  . . . . . . . . . . . . . . . . . . . . . . . .      86
                 13.4          Withdrawal of an Employer  . . . . . . . . . . . . . . . . .      88
                 13.5          Special Rules Relating to
                                 Distribution Upon Ter-
                                 mination of Plan or Dis-
                                 position of Assets or
                                 Subsidiary . . . . . . . . . . . . . . . . . . . . . . . .      89
                 13.6          Corporation Reorganization . . . . . . . . . . . . . . . . .      90

   XIV           ADOPTION BY RELATED CORPORATIONS                                                92





                                      (iv)


ARTICLE                                                                                        PAGE
- -------                                                                                        ----
   XV            TOP-HEAVY PROVISIONS                                                           93

                 15.1          Applicability  . . . . . . . . . . . . . . . . . . . . . . .     93
                 15.2          Top-Heavy Definitions  . . . . . . . . . . . . . . . . . . .     94
                 15.3          Accelerated Vesting  . . . . . . . . . . . . . . . . . . . .     96
                 15.4          Minimum Employer Contribution  . . . . . . . . . . . . . . .     96
                 15.5          Adjustments to Section 415
                                 Limitations  . . . . . . . . . . . . . . . . . . . . . . .     98
                 15.6          Compensation Taken Into Account  . . . . . . . . . . . . . .     98

   XVI           ROLLOVERS                                                                     100

                 16.1          Rollover Contributions . . . . . . . . . . . . . . . . . . .    100
                 16.2          Administration . . . . . . . . . . . . . . . . . . . . . . .    100
                 16.3          Rollover Contributions not
                                 Considered for Certain
                                 Plan Purposes  . . . . . . . . . . . . . . . . . . . . . .    101
                 16.4          Settlement or Termination  . . . . . . . . . . . . . . . . .    101

   XVII          MISCELLANEOUS PROVISIONS                                                      103

                 17.1          No Commitment as to Employment . . . . . . . . . . . . . . .    103
                 17.2          Benefits . . . . . . . . . . . . . . . . . . . . . . . . . .    103
                 17.3          No Guarantees  . . . . . . . . . . . . . . . . . . . . . . .    103
                 17.4          Precedent  . . . . . . . . . . . . . . . . . . . . . . . . .    103
                 17.5          Duty to Furnish Information  . . . . . . . . . . . . . . . .    103
                 17.6          Withholding  . . . . . . . . . . . . . . . . . . . . . . . .    104
                 17.7          Merger, Consolidation, or
                                 Transfer of Plan Assets  . . . . . . . . . . . . . . . . .    104
                 17.8          Conditions and Limitations
                                 on Employer Contributions  . . . . . . . . . . . . . . . .    104
                 17.9          Return of Contributions
                                 to Employer  . . . . . . . . . . . . . . . . . . . . . . .    105
                 17.10         Back Pay Awards  . . . . . . . . . . . . . . . . . . . . . .    106
                 17.11         Validity of Agreement  . . . . . . . . . . . . . . . . . . .    108
                 17.12         Parties Bound  . . . . . . . . . . . . . . . . . . . . . . .    108





                                      (v)

                                TRUST AGREEMENT
                                      FOR
                             OGLEBAY NORTON COMPANY
                        INCENTIVE SAVINGS PLAN AND TRUST
                         (January 1, 1991 Restatement)


                          THIS AGREEMENT, made and entered into at Cleveland,
Ohio, this     day of           , 1990, by and between OGLEBAY NORTON COMPANY,
a Delaware corporation, (hereinafter referred to as the "Company") and SOCIETY NATIONAL BANK, of Cleveland, Ohio, a national banking association organized and existing under the laws of the United States (hereinafter referred to as the "Trustee"),
                                W I T N E S S E T H:
                          WHEREAS, by trust agreement dated December 31, 1959,
the Company established an incentive savings plan and trust for the exclusive benefit of certain eligible employees and their beneficiaries; and
                          WHEREAS, said trust agreement was completely amended
and restated effective as of April 1, 1967, January 1, 1976, January 1, 1980, January 1, 1983, January 1, 1985, and January 1, 1989; and
                          WHEREAS, it is desired to amend further and to
restate the terms, provisions, and conditions of said restated trust agreement;
                          NOW, THEREFORE, the parties agree that, effective as
of January 1, 1991, or such other date as may be expressly provided herein with respect to a particular provision, said restated trust agreement is hereby amended and restated in its entirety to provide as hereinafter set forth, and that the Trustee shall hold all assets presently held by it and all funds and other property hereafter contributed to it pursuant to the provisions hereof, together with all the increments, proceeds, investments, and reinvestments thereof, in trust, for the uses and purposes and upon the terms and conditions hereinafter set forth.

                                   ARTICLE I
                                  DEFINITIONS
                          1.1  Definitions.  The following words and phrases as
used herein shall have the following meanings, unless a different meaning is plainly required by the context:
                          (a)  The term "Act" shall mean the Employee
         Retirement Income Security Act of 1974, as amended from time to time. Reference to a section of the Act shall include such section and any comparable section or sections of any future legislation that amends, supplements, or supersedes such section.

                          (b) The term "Active Participant" shall mean a Participant who, as of the time the determination is being made, is an Employee and who currently has in effect an authorization with respect to Tax Deferred Compensation Contributions as described in Section 2.2.

                          (c) The term "Agreement" shall mean this Trust Agreement, including any amendment hereof.

                          (d) The term "Beneficiary" shall mean the person who, in accordance with the provisions of Section 9.16, 9.17, and 9.18, is entitled to receive a distribution of a Participant's interest, or portion thereof, under the Plan in the event a Participant or former Participant dies before his entire interest shall have been distributed to him.

                          (e) The term "Bond Fund" shall mean the common trust fund established and maintained by the Trustee in conjunction with the Plan pursuant to the provisions of Section 6.4.

                          (f) The term "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time. Reference to a section of the Code shall include such section and any comparable section or sections of any future legislation that amends, supplements, or supersedes such section.

                          (g) The term "Company" shall mean Oglebay Norton Company, a Delaware corporation, its corporate successors, and any corporation into or with which it is merged or consolidated.

                          (h) The term "Compensation" shall mean the base salary and compensation for overtime hours which is paid, or which would have been paid except for the provisions of the Plan, during the Plan Year to a Participant by an Employer for his services as an Employee while he is a Participant; provided, however, that such term shall exclude additional compensation, such as bonuses, commissions, special vacation pay, and all noncash remuneration; provided, further, that the Compensation of a Participant for a Plan Year shall not include any amount in excess of $200,000 (adjusted for changes in the cost of living as provided in Section 415(d) of the Code); and provided, further, that for purposes of applying such dollar limitation, the rules of Section 414(q)(6) of the Code requiring aggregation of certain family members shall apply, except that in applying such rules, the term "family" shall include only the spouse of the Participant and any lineal descendants of the Participant who have not attained age 19 before the close of the year.

                          (i) The term "Distribution Account" shall mean any of the accounts maintained by the Trustee in the name of a Participant pursuant to the provisions of Section 6.7 which reflect his interest in the Bond Fund, the Equity Fund, and the Insured Fund.

                          (j) The term "Eligibility Date" shall mean the earliest date on which an Employee becomes an Eligible Employee in accordance with the provisions of Article II.

                          (k) The term "Eligible Employee" shall mean an Employee who is eligible to participate in the Plan in accordance with the provisions of Article II.

                          (l) The term "Employee" shall mean any common law employee who is compensated on a salaried basis by the Company on its Cleveland Office payroll or who is employed on a salaried basis by any Employer other than the Company; provided, however, that the term shall not include any person who renders service to an Employer solely as a director or an independent contractor, any person covered by a collective bargaining agreement, unless such agreement specifically provides for coverage under the Plan, or any person who is a "leased employee," as hereinafter defined. For purposes of this paragraph
         (l), a "leased employee" shall mean any person who is not otherwise an employee of an Employer and who provides services to the Employer that are (i) performed on a substantially full-time basis for a period of at least one year, (ii) performed pursuant to an agreement between the Employer and a leasing organization, and (iii) of a type historically performed by employees of the Employer.

                          (m) The term "Employer" shall mean the Company, Central Silica Company, California Silica Products Company, or any other corporation which adopts this Agreement as provided in Article XIV.

                          (n) The term "Employer Contribution" shall mean the amount which an Employer contributes to the Trust in accordance with the provisions of Article IV.

                          (o) The term "Enrollment Date" shall mean each January 1 and July 1 of each Plan Year.

                          (p) The term "Equity Fund" shall mean the common trust fund established and maintained by the Trustee in conjunction with the Plan pursuant to the provisions of Section 6.2.

                          (q) The term "Family Member" of an Employee shall mean the Employee's spouse, his lineal ascendants, his lineal descendants, and the spouses of such lineal ascendants and descendants.

                          (r) The term "Highly Compensated Employee" shall mean any Eligible Employee who is a

         "highly compensated employee" as defined in Section 414(q) of the Code.

                          (s) The term "Inactive Participant" shall mean a Participant who, although continuing to participate in the Plan, is not an Active Participant because he no longer has in effect an authorization with respect to Tax Deferred Compensation Contributions as described in Section 2.2.

                          (t) The term "Insured Fund" shall mean the common trust fund established and maintained by the Trustee in conjunction with the Plan pursuant to the provisions of Section 6.3.

                          (u) The term "Participant" shall mean an Eligible Employee who elects to participate in the Plan in accordance with the provisions of Article II and shall include an Employee who is participating in the Plan either on an active or inactive basis.

                          (v) The term "Plan" shall mean the incentive savings plan originally established by instrument dated December 31, 1959, as currently embodied in this Agreement, and referred to as the "Oglebay Norton Company Incentive Savings Plan."

                          (w) The term "Plan Administrator" shall mean the Company which is the administrator for purposes of the Act and the plan administrator for purposes of the Code.

                          (x) The term "Plan Year" shall mean the 12-month period which begins on January l and ends on December 31 of each year.

                          (y) The term "Regular Participant Contribution" shall mean the contributions made by a Participant and designated as such in accordance with the provisions of the Plan as in effect prior to January 1, 1991.

                          (z) The term "Related Corporation" shall mean any corporation that is a member of the controlled group of corporations of which an Employer is a member, as determined under Section 1563(a) of the Code, without regard to

         Section 1563(a)(4) or Section 1563(e)(3)(C) of the Code; any trade or business (whether or not incorporated) that is a member of a group under common control with an Employer as determined under Section 414(c) of the Code; any organization that is a member of an affiliated service group of which an Employer is also a member as determined under Section 414(m) of the Code; and any entity which is required to be aggregated with an Employer pursuant to regulations under Section 414(o) of the Code.

                          (aa) The term "Rollover Contribution" shall mean with respect to a Participant the amount distributed from (i) a qualified plan or (ii) a Participant's IRA that is attributable to a distribution from a qualified plan, and transferred to the Plan by the Participant in accordance with the provisions of Section 16.1.

                          (bb) The term "Separate Account" shall mean any of the accounts maintained by the Trustee in the name of a Participant pursuant to the provisions of Section 6.6 which reflects his interest in the Bond Fund, the Equity Fund, and the Insured Fund.

                          (cc)  The term "Tax Deferred Compensation
         Contribution" shall mean the contributions made by an Employer on behalf of a Participant in accordance with the provisions of Section
         3.1 and a duly executed and filed compensation reduction authorization.

                          (dd)  The term "Trust" shall mean the trust
         originally established by instrument dated December 31, 1959, as currently maintained under this Agreement, and shall include the Bond Fund, the Equity Fund, the Insured Fund, and any Separate Distribution Fund, which trust is called the "Oglebay Norton Company Incentive Savings Trust."

                          (ee) The term "Trustee" shall mean Society National Bank or any successor trustee which at the time shall be designated, qualified, and acting hereunder.

                          (ff)  The term "Valuation Date" shall mean the last
day of each month of each Plan Year.

                          1.2  Pronouns.  The masculine pronoun wherever used
herein shall include the feminine in any case so requiring.

                                   ARTICLE II
                     EMPLOYEE ELIGIBILITY AND PARTICIPATION
                          2.1   Eligibility.  Each Employee who was an Eligible
Employee on December 31, 1990, shall continue as an Eligible Employee hereunder. Each other Employee shall become an Eligible Employee as of the first January 1 or July 1 on which he is an Employee.
                          2.2  Election to Participate.  Each Eligible Employee
who was a Participant in the Plan on December 31, 1990, shall continue as a Participant hereunder. Each other Eligible Employee shall become a Participant as of the first Enrollment Date coinciding with his Eligibility Date or any subsequent Enrollment Date, if he timely files with the Company a written election, on a form prescribed by the Company, which contains:
                          (a) his authorization for his Employer to reduce his Compensation otherwise payable and to make Tax Deferred Compensation Contributions on his behalf in accordance with the provisions of
         Section 3.1; and

                          (b) his election as to the investment of his Tax Deferred Compensation Contributions and Employer Contributions allocable to his Separate Accounts in accordance with the provisions of Section 5.2;

provided, however, that an Eligible Employee's election to become a Participant under this Section 2.2 shall be timely only if received by his Employer such number of days prior to the Enrollment Date as of which his participation is to become effective as the Company shall require.
                          2.3  Notification of Eligible Employees.  Within a
reasonable period prior to each Enrollment Date, the Company shall cause a written notice of eligibility to be given to each Employee who is not then a Participant, but who is an Eligible Employee or who would, if his employment with an Employer continues, become an Eligible Employee before the next succeeding Enrollment Date. Any Employee, whether or not so notified, may apply to the Company for a determination as to his eligibility. Any Employee making such an application shall be considered a Claimant within the meaning of
Section 10.4. The decision of the Company as to eligibility shall be binding upon all affected persons.
                          2.4  Certification of New Participants.  As soon as
practicable after each Enrollment Date, the Company shall notify the Trustee of Eligible Employees becoming Participants on such date. Upon becoming a Participant hereunder, an Eligible Employee shall become entitled to the benefits under the Plan and shall be bound by all of the provisions of this Agreement.
                          2.5  Service.  Each person who is an employee of an
Employer or a Related Corporation on January 1, 1985, shall be credited with service equal to the service with which he was credited under the Plan provisions in effect on December 31, 1984. Each person who is an employee of an Employer or a Related Corporation on or after January 1, 1985, shall be credited with service on and after such date for each period (i) beginning on his service date (as defined in paragraph (b) below), or his reemployment date (as defined in paragraph (d) below), and (ii) ending on his next following severance date (as defined in paragraph (c) below). For purposes of this Section 2.5 the following provisions shall apply:
                          (a) An "hour of service" shall mean each hour for which an employee is paid, or entitled to payment, with respect to the performance of duties for an Employer or a Related Corporation.

                          (b) An employee's "service date" shall mean January 1, 1985, or the first date thereafter on which he completes an hour of service under paragraph (a) above.

                          (c) An employee's "severance date" shall mean the earlier of (i) the date on which his retirement, death, or other termination of employment occurs, (ii) the second anniversary of the first date on which an employee is absent from employment with an Employer or a Related Corporation for maternity or paternity reasons, or (iii) the first anniversary of the first date of a period in which he remains absent from employment with an Employer or a Related Corporation for any other reason; provided, however, that if he is absent from employment due to illness, injury, or layoff or on an approved leave of absence, he shall not incur a severance date by reason of such absence if he returns to employment at the conclusion of such illness, injury, layoff, or approved leave of absence; and provided, further, that if he is absent from employment while on active service in the Armed

         Service of the United States, his severance date shall be the date on which he was first so absent unless he returns to employment with an Employer or a Related Corporation during the period during which he retains reemployment rights pursuant to federal law. For purposes of this paragraph, an absence from employment for maternity or paternity reasons shall mean an absence due to (i) the pregnancy of the employee, (ii) the birth of a child of the employee, (iii) the placement of a child with the employee in connection with the adoption of such child by the Employee, or (iv) the caring of such child for a period beginning immediately following such birth or placement. Notwithstanding the foregoing, however, if any employee retires or dies or his employment otherwise is terminated during a period of his absence from employment for any reason other than retirement or termination, his severance date shall be the date of such retirement, death, or other termination of employment.

                          (d) An employee's "reemployment date" shall mean the first date on which he again completes an hour of service after a severance date.

                          (e) If an employee's reemployment date occurs within 12 months after the earlier of (i) his immediately preceding severance date, or (ii) the first date of a period in which he remains absent from employment with an Employer or a Related Corporation for any reason, he shall receive service credit for the period of absence preceding such reemployment date if he otherwise does not receive service credit for such absence under the foregoing provisions of this
         Section 2.5.

                          (f) If after a severance date occurs with respect to a person who is an employee the provisions of paragraph (e) above do not apply, and if his reemployment date occurs on or after January 1, 1985, he shall forfeit his service credited with respect to the period ending on such severance date, and such forfeited service shall be reinstated upon his next following reemployment date:

                           (i) if the period between such severance date and such reemployment date is less than five years, or

                          (ii) if his previously forfeited service is greater than the periods computed to the nearest 1/12th year, beginning on his most recent severance date and ending on such reemployment date, or

                          (iii) if he had a nonforfeitable right to any portion of his Separate Account balances derived from Employer contributions on such severance date.

                          (g)  An employee's service as determined under this
         Section 2.5 shall be aggregated and computed to the nearest 1/12th year of service.

                          (h) For purposes of this Section 2.5, "employee" shall mean any person who is a common law employee and any person who is a leased employee, as defined in paragraph (l) of Section 1.1, with respect to an Employer or a Related Corporation.

                          2.6  Changes in Employment Status.  If a Participant
ceases to be an Employee but continues in the employment of (i) an Employer in some other capacity, or (ii) a Related Corporation, he shall, as of the date of such change in status, cease to be an Active Participant and shall become an Inactive Participant until his participation is otherwise terminated in accordance with the provisions of the Plan. If such Inactive Participant shall make a withdrawal under Section 8.1 and/or 8.2 which causes his Tax Deferred Compensation Contributions to be suspended, any authorization for reduction of Compensation theretofore in effect with respect to him shall be automatically revoked; otherwise, any such authorization shall continue in effect despite his change in status (although no reduction shall be made while he remains inactive).
Such Inactive Participant shall again become an Active Participant immediately upon his transfer to a position as an Employee unless, in the interim, any such authorization has been revoked, in which event he shall remain an Inactive Participant until his participation terminates or until he resumes active participation as provided in Section 8.4. No Inactive Participant shall be permitted to have contributions made on his behalf to the Plan at any time during which he is employed in any capacity other than as an Employee. Moreover, if a person is transferred directly from employment (i) with an Employer in a capacity other than as an Employee, or (ii) with a Related Corporation, to employment as an Employee, his service with such Employer or such Related Corporation shall be included in determining his eligibility under
Section 2.l.
                          2.7  Reemployment of a Participant.  Subject to the
provisions of Section 2.5, if a retired or former Participant is reemployed by an Employer or a Related Corporation after he incurs a settlement date under
Section 9.1, he shall again become a Participant on the date he is reemployed by an Employer and files his authorization in accordance with the provisions of Section 2.2, unless he is not reemployed as an Employee, in which event he shall again become a Participant on the first date thereafter on which he becomes an Employee and files such authorization.

                                  ARTICLE III
               CONTRIBUTIONS MADE BY OR ON BEHALF OF PARTICIPANTS
                          3.1  Tax Deferred Compensation Contributions.
Commencing with the Enrollment Date as of which an Eligible Employee becomes a Participant, each Participant may elect to have Tax Deferred Compensation Contributions made to the Plan on his behalf by his Employer which shall be an integral percentage of his Compensation of not less than one percent nor more than six percent. In the event a Participant so elects to have his Employer make Tax Deferred Compensation Contributions, his Compensation otherwise payable shall be reduced by the percentage he elects to have contributed on his behalf to the Plan in accordance with the terms of the authorization in effect pursuant to Section 2.2 or pursuant to Section 3.7.
                          3.2  Limitation on Tax Deferred Compensation
Contributions. Notwithstanding any other provision of this Article III, in no event shall the Tax Deferred Compensation Contributions made on a Participant's behalf during a Participant's taxable year, when aggregated with any elective contributions made on behalf of the Participant under any other plan of an Employer or a Related Corporation for such taxable year, exceed $7,000 (or such adjusted amount established by the Secretary of the Treasury pursuant to
Section 402(g)(5) of the Code). In the event that the Company determines that a contribution election by a Participant will result in his exceeding the annual limitation described above, the Company shall adjust the reduction authorization of such Participant by reducing his Tax Deferred Compensation Contribution percentage to such smaller percentage or amount that will result in the annual limitation not being exceeded.
                          3.3  Additional Limitation on Tax Deferred
Compensation Contributions of Highly Compensated Employees. Notwithstanding anything to the contrary contained in this Agreement, no Tax Deferred Compensation Contributions made with respect to a Plan Year on behalf of Highly Compensated Employees shall result in an average deferral percentage for Highly Compensated Employees that exceeds the greater of:
                          (a) a percentage that is equal to 125 percent of the average deferral percentage for all other Eligible Employees; or

                          (b) a percentage that is not more than 200 percent of the average deferral percentage for all other Eligible Employees and that is not more than two percentage points higher than the average deferral percentage for all other Eligible Employees.

The Company may adjust as required the deferral percentage of Highly Compensated Employees by reducing such percentage in order, beginning with the highest of such percentages, to such smaller percentages that will result in the limits set forth above not being exceeded. The Company shall then adjust the Compensation reduction authorizations of affected Highly Compensated Employees to reflect the adjustment to their deferral percentages. For purposes of this Section 3.3 and Section 4.5, the following terms shall have the following meanings:
                          (c) The term "compensation" means compensation as defined in Section 414(s) of the Code, including any amount contributed by an Employer pursuant to a salary reduction agreement that is not includable in the gross income of an Employee under
         Section 125, 402(a)(8), 402(h), or 403(b) of the Code.

                          (d) The "deferral percentage" of an Employee is the ratio of the sum of his Tax Deferred Compensation Contributions with respect to the Plan Year to his compensation for such Plan Year.

For the purposes of applying the limitation contained in this Section 3.3, the Tax Deferred Compensation Contributions and compensation of any Eligible Employee who is a Family Member of any Highly Compensated Employee who (i) is a five percent owner or (ii) is among the ten Highly Compensated Employees receiving the greatest compensation for the Plan Year shall be aggregated with the Tax Deferred Compensation Contributions and compensation of such Highly Compensated Employee, and such Family Member shall not be considered an Eligible Employee for purposes of determining the average deferral percentage for all other Eligible Employees.

                          3.4  Distribution of Excess Contributions.
Notwithstanding anything to the contrary contained in this Agreement, in the event that the limitation contained in Section 3.3 of the Plan is exceeded in any Plan Year, the excess Tax Deferred Compensation Contributions with respect to a Highly Compensated Employee, plus any income and minus any losses attributable thereto, shall be distributed to the Highly Compensated Employee prior to the end of the succeeding Plan Year. Moreover, to the extent any Employer Contribution would be allocable based upon such excess amount in accordance with the provisions of Section 7.1, such Employer Contribution shall be deemed a forfeiture for the Plan Year in which such excess Tax Deferred Compensation Contributions are distributed hereunder and shall be applied against the Employer Contribution obligation as described in Section 9.13. For purposes of this Section 3.4, "excess Tax Deferred Compensation Contributions" with respect to a Highly Compensated Employee means the excess of the Tax Deferred Compensation Contributions made on his behalf over the maximum amount permitted to be contributed on his behalf under Section 3.3, determined by reducing Tax Deferred Compensation Contributions of Highly Compensated Employees in order of their deferral percentages beginning with the highest of such percentages. The amount of excess Tax Deferred Compensation Contributions for a Plan Year shall be reduced by any excess deferrals as defined in Section
3.10 previously distributed to the Highly Compensated Employee for the Highly Compensated Employee's taxable year ending with or within the Plan Year.
                          3.5  Regular Participant Contributions.  Prior to
January 1, 1991, Participants were permitted to make Regular Participant Contributions to the Plan in accordance with provisions from time to time in effect. Such amounts shall continue to be held under the Plan and administered in accordance with the provisions of this Agreement and the provisions of the Plan as in effect on December 31, 1990 relating to the determination and disposition of "excess Employer Contributions and Regular Participant Contributions."
                          3.6  Administration.  The Company shall cause to be
delivered to the Trustee all Tax Deferred Compensation Contributions made in accordance with the provisions of Section 3.1 as of the earliest date on which such contributions can be reasonably segregated from the Employer's general assets, but not later than the 30th day of the next succeeding calendar month after such Tax Deferred Compensation Contributions are made. Subject to the provisions of Article VII, the Trustee shall credit the amount of Tax Deferred Compensation Contributions of each

Participant for each calendar month, which are received by it, to the Participant's Separate Accounts in accordance with the provisions of Section 5.2, as of the last day of the calendar month for which they are made.
                          3.7  Changes in Contribution Authorizations.  Any
Participant may change the percentage of his Compensation which he causes to be contributed on his behalf as Tax Deferred Compensation Contributions effective as of any Enrollment Date by filing an amended Compensation reduction authorization with the Company such number of days prior to such Enrollment Date as the Company shall require; provided, however, that he shall be limited to selecting an integral percentage of his Compensation of not less than one percent nor more than six percent.
                          3.8  Suspension of Contributions.  Any Participant
who is making contributions under Section 3.1 may suspend such contributions at any time by giving such number of days' advance written notice to the Company as it shall require. Any such suspension shall take effect beginning with the first payment of Compensation to such Participant following the expiration of the required notice period and shall remain in effect until contributions are resumed as hereinafter set forth. Any Participant who has suspended his Tax Deferred Compensation Contributions in accordance with the foregoing provisions of this

Section 3.8 may resume such contributions pursuant to the limitations of
Section 3.7 as of any subsequent Enrollment Date by filing a written notice to such effect with the Company such number of days prior to the Enrollment Date as of which such contributions are to be resumed as the Company shall require.
                          3.9  Election Adjustments.  Notwithstanding any other
provision to the contrary contained in this Agreement, in the event any Tax Deferred Compensation Contributions made on behalf of a Participant, when aggregated with Employer Contributions allocated to him, would exceed the limitations set forth in Section 7.4, the election made by a Participant pursuant to Section 2.2 shall be adjusted prospectively in accordance with procedures adopted by the Company in such a manner so as to prevent such limits from being exceeded.
                          3.10 Distribution of Excess Deferrals.
Notwithstanding anything to the contrary contained in this Agreement, in the event that a Participant notifies the Company in writing and in accordance with the Company's rules regarding such notification that excess deferrals have been made on his behalf under the Plan for a taxable year, such excess amounts, plus any income and minus any losses attributable thereto, shall be distributed to the Participant no later than the April 15 immediately following such taxable year. For purposes of this Section 3.10, "excess deferrals" means that portion of a Participant's Tax Deferred Compensation Contributions that, when added to amounts deferred under other plans or arrangements described in Section 401(k), 408(k), or 403(b) of the Code, would exceed the limit imposed on the Participant under Section 402(g) of the Code for the calendar year in which the Tax Deferred Compensation Contributions were made. The amount of excess deferrals for a taxable year under this Section
3.10 shall be reduced by any excess Tax Deferred Compensation Contributions as defined in Section 3.4 previously distributed with respect to the Participant for the Plan Year beginning with or within such calendar year.
                          3.11 Overriding Limitation.  Notwithstanding anything
to the contrary contained in this Agreement, the value of any Separate Accounts attributable to contributions made by or on behalf of a Participant shall be fully vested in such Participant, and the forfeiture provisions contained in this Agreement shall not apply to them.

                                   ARTICLE IV
                             EMPLOYER CONTRIBUTIONS
                          4.1  Amount of Contributions.  The Employer
Contribution for each calendar month shall be an amount, subject to reduction by the amount of any forfeitures as provided in Section 9.13, equal to 50 percent of the total of the eligible Tax Deferred Compensation Contributions made on behalf of Participants for such calendar month. An "eligible Tax Deferred Compensation Contribution" means a Tax Deferred Compensation Contribution in an amount up to, but not exceeding, four percent of a Participant's Compensation for such calendar month. Employer Contributions and Tax Deferred Compensation Contributions shall not exceed the limitation specified in Section 4.3.
                          4.2  Payment of Contributions.  Employer
Contributions made pursuant to Section 4.1 shall be paid to the Trustee not later than the 30th day of the next succeeding calendar month and upon receipt thereof the Trustee shall deposit the same in accordance with the provisions of
Section 5.1. Notwithstanding the foregoing, the Employer Contribution and any Tax Deferred Compensation Contributions for any month, regardless of when actually paid, shall for all purposes of this Agreement be deemed to have been made on the last day of such month.

                          4.3  General Limitation on Contributions.
Notwithstanding anything to the contrary contained in this Agreement, the contribution of each Employer for any Plan Year shall in no event exceed (i) the maximum amount which will constitute an allowable deduction for such Plan Year to such Employer under Section 404 of the Code, (ii) the maximum amount which may be contributed by such Employer under Section 415 of the Code, or
(iii) the maximum amount which may be contributed pursuant to any wage stabilization law, or any regulation, ruling, or order issued pursuant to law.
                          4.4  Finality of Determination.  The Company shall
have exclusive responsibility with respect to determining the amount of the Employer Contributions and, upon determining such amount with respect to a Plan Year, shall transmit to the Trustee a written statement of the amount of such contribution from an authorized officer of the Company. A determination so made and certified shall be final and conclusive upon the Employers, the Trustee, and all Participants, former Participants, and Beneficiaries.
                          4.5  Limitation on Employer Contributions for Highly
Compensated Employees. Notwithstanding anything to the contrary contained in this Agreement, no Employer Contributions made with respect to a Plan Year on behalf of

Highly Compensated Employees shall result in an average contribution percentage for Highly Compensated Employees that exceeds the greater of:

                          (a) a percentage that is equal to 125 percent of the average contribution percentage for all other Eligible Employees; or

                          (b) a percentage that is not more than 200 percent of the average contribution percentage for all other Eligible Employees and that is not more than two percentage points higher than the average contribution percentage for all other Eligible Employees; provided, however, that, to the extent required by regulations of the Secretary of the Treasury, the alternative limitation contained in this paragraph (b) shall not be used for purposes of this Section 4.5 in any Plan Year with respect to which the Employer uses paragraph (b) of Section 3.3 to meet the deferral percentage limitations specified therein.

For purposes of this Section 4.5, the "contribution percentage" of an Employee for a Plan Year is the ratio of the Employer Contributions made on his behalf for the Plan Year to his compensation for such Plan Year, except that, to the extent permitted by regulations promulgated by the Secretary of the Treasury, the Company may elect to take into account in computing the numerator of each Eligible Employee's contribution percentage the Tax Deferred Compensation Contributions made on his behalf for the Plan Year. For purposes of applying the limitations contained in this Section 4.5, the Employer Contributions and compensation of any Eligible Employee who is a Family Member of a Highly

Compensated Employee who (i) is a five percent owner or (ii) is among the ten Highly Compensated Employees receiving the greatest compensation for the Plan Year shall be aggregated with the Employer Contributions and compensation of such Highly Compensated Employee, and such Family Member shall not be considered an Eligible Employee for purposes of determining the average contribution percentage for all other Eligible Employees.
                          4.6  Forfeiture or Distribution of Excess Employer
Contributions. Notwithstanding anything to the contrary contained in this Agreement, in the event that the limitation contained in Section 4.5 is exceeded in any Plan Year, the excess Employer Contributions with respect to a Highly Compensated Employee, plus any income and minus any losses attributable thereto, shall be forfeited or distributed prior to the end of the succeeding Plan Year as hereinafter provided in the same proportion as the Highly Compensated Employee's forfeitable and vested interest in his Separate Accounts to which such contributions have been credited. Any amounts forfeited pursuant to this Section 4.6 for a Plan Year shall be applied against the Employer Contribution obligation for the month in which the forfeiture occurs. For purposes of this Section 4.6, "excess Employer Contributions" with respect to a Highly Compensated Employee means the excess of the Employer

Contributions allocated to his Separate Accounts over the maximum amount permitted to be contributed on his behalf under Section 4.5, determined by reducing Employer Contributions made on behalf of Highly Compensated Employees in order of their contribution percentages beginning with the highest of such percentages. The determination of the amount of excess Employer Contributions shall be made after application of Section 3.4, if applicable, and after application of Section 3.10, if applicable.
                          4.7  Effect of Plan Termination.  Notwithstanding
anything to the contrary contained in this Agreement, the termination of the Plan shall terminate the liability of the Employers to make further contributions hereunder, other than contributions for any Plan Year ended prior to the time of such termination.

                                   ARTICLE V
                    DEPOSIT AND INVESTMENT OF CONTRIBUTIONS
                          5.1  Deposit of Contributions.  All Employer
Contributions, Tax Deferred Compensation Contributions, and Rollover Contributions shall be deposited by the Trustee in the Equity Fund, the Insured Fund, or the Bond Fund in accordance with directions received from the Company; provided, however, that the Company's directions shall be based upon the investment election of each Participant made in accordance with the provisions of Sections 2.2 and 5.2. For all purposes hereunder, contributions with respect to a month shall be deemed to have been deposited as of the last day of such month. The Trustee shall have no duty to collect or enforce payment of contributions or inquire into the amount or method used in determining the amount of contributions, and shall be accountable only for contributions received by it.
                          5.2  Investment of Employer Contributions and Tax
Deferred Compensation Contributions. Each Participant, upon electing to become a Participant under the Plan in accordance with the provisions of Section 2.2, shall make an investment election directing the manner in which his Tax Deferred Compensation Contributions and Employer Contributions allocable to his Separate Accounts shall be deposited and held by the Trustee. In the event the

Participant elects to make a Rollover Contribution in accordance with Article XVI, he shall also make an investment election directing the manner in which such Rollover Contribution shall be deposited and held by the Trustee. The investment election of a Participant shall specify, in increments of ten percent, a combination which in the aggregate equals 100 percent selected from among the Equity Fund, the Insured Fund, and the Bond Fund. If a Participant makes no investment election or does not direct the investment of 100 percent of the Tax Deferred Compensation Contributions and Employer Contributions made on his behalf and any Rollover Contribution, such amounts shall be deposited in the Bond Fund. The investment option so elected by a Participant shall remain in effect until he ceases to be a Participant in accordance with the provisions of this Agreement; provided, however, that a Participant may change his investment election effective as of any Enrollment Date by filing with the Company, such number of days prior to such Enrollment Date as the Company shall require, a written election directing a change in his investment election. Any such change shall not affect the amounts credited to any Separate Accounts of such Participant as of any date prior to the Enrollment Date on which such change is to become effective.

                          5.3  Election to Transfer Invested Amounts.  A
Participant or former Participant who has attained age 60 or completed 25 years of service may elect at any time to have the entire balances of his Separate Accounts or Distribution Accounts, as the case may be, which are invested in the Equity Fund and the Bond Fund transferred from such Funds to the Insured Fund and to have his Separate Accounts or Distribution Accounts, as the case may be, reflect such transfer. Any such election shall be effective as of the first Enrollment Date of a Plan Year or as soon thereafter as administratively practicable, and shall be made in writing delivered to the Company such number of days prior to such Enrollment Date and in such form and manner as the Company shall require. Upon receipt of written directions from the Company, the Trustee shall cause such amounts to be so transferred. The provisions of this Section 5.3 shall be effective with respect to Participants and former Participants meeting the requirements set forth herein on or after January 1, 1990, with respect to Enrollment Dates occurring on the first day of a Plan Year on or after January 1, 1991.
                          5.4  Election With Respect to the Insured Fund.
Notwithstanding any other provision contained in this Agreement, each Participant or former Participant who made an investment election prior to December 31, 1990 directing all or a portion of his Tax Deferred Compensation Contributions, Regular Participant Contributions, and Employer Contributions, if applicable, to be invested in a guaranteed investment contract held in the Insured Fund may elect subsequently to transfer to any other Fund the amounts in his Separate Accounts in the Insured Fund attributable to such insurance contract upon its maturity. In the event such a Participant does not make such election, such amounts shall be reinvested in the Insured Fund.

                                   ARTICLE VI
               ESTABLISHMENT OF FUNDS AND PARTICIPANTS' ACCOUNTS
                          6.1  Establishment of Funds.  The Trustee shall
establish and maintain three funds hereunder, the Equity Fund, the Insured Fund, and the Bond Fund (formerly referred to as the "Fixed Income Fund"), which shall be invested, respectively, in accordance with the provisions of Sections 6.2, 6.3, and 6.4; provided, however, that investment may in each case be made through investment in participating shares or interests in a fund maintained under a master trust for plans of the Company and its affiliates, provided that investments in such fund consist primarily of the type of investments specified herein with respect to each. Each fund maintained hereunder shall be held and administered by the Trustee as a separate common trust fund.
                          6.2  Equity Fund.  Up to 50 percent of the assets of
the Equity Fund may be invested in common stock of the Company with the remaining assets of such Fund invested, in the Trustee's discretion, (a) in common stocks and other securities, which are convertible into common stocks, of issuers other than the Company, or (b) in participating shares or interests in any common or collective trust or investment funds established or operated by the Trustee or others or shares in investment companies, provided that the types of investments held in such funds or companies consist primarily of the type of investments specified in clause (a) of this sentence.
                          6.3  Insured Fund.  The assets of the Insured Fund
shall be invested by the Trustee (a) primarily under an insurance contract or contracts which provide for a guaranteed rate of return with respect to such investment or in United States Government securities the income from which is fixed or determinable in advance, or (b) in participating shares or interests in any common or collective trust or investment funds established or operated by the Trustee or others or shares in investment companies, provided that the types of investments held in such funds or companies consist primarily of the type of investments specified in clause (a) of this sentence.
                          6.4  Bond Fund.  The assets of the Bond Fund shall be
invested, in the Trustee's discretion, (a) in such bonds, notes, debentures, mortgages, preferred stocks, equipment trust certificates, investment trust certificates, certificates of indebtedness, acceptances, bills of exchange, Treasury bills, savings bank deposits, commercial paper, personal property wherever situated and any other property (other than real property), or securities, domestic or foreign, from which the return is fixed, limited, or determinable in advance; provided, however, that such investments shall be of issuers other than the Company, or (b) in participating shares or interests in any common or collective trust or investment funds established or operated by the Trustee or others or shares in investment companies, provided that the types of investments held in such funds or companies consist primarily of the type of investments specified in clause (a) of this sentence.
                          6.5  Income on Trust Funds.  Any dividends, interest,
distributions, or other income received by the Trustee in respect of the Equity Fund, the Insured Fund, or the Bond Fund shall be reinvested by the Trustee in the Fund in respect of which such income was received by it.
                          6.6  Separate Accounts.  Each Participant shall have
established in his name a Separate Account within each Fund to reflect (i) his Tax Deferred Compensation Contributions deposited in such Fund and the earnings and losses attributable to such amounts; (ii) his share of Employer Contributions deposited in such Fund and the earnings and losses attributable to such amounts; (iii) his Regular Participant Contributions deposited in such Fund and the earnings and losses attributable to such amounts; and (iv) his Rollover Contributions deposited in such Fund and the earnings and losses attributable to such amounts. The Company shall cause each such Separate

Account to be maintained and administered for each Participant in accordance with the provisions of this Agreement.
                          6.7  Distribution Accounts.  As of a Participant's
Settlement Date (as determined in accordance with the provisions of Section 9.1) there shall be established Distribution Accounts in his name that correspond to the Separate Accounts maintained by the Trustee on the Participant's behalf to reflect his interest in the Trust that is subject to distribution under the terms of this Agreement. The Trustee shall cause the Distribution Accounts to be maintained and administered in accordance with the provisions of this Agreement.
                          6.8  Administration.  After receiving Tax Deferred
Compensation Contributions and Employer Contributions for a month pursuant to
Section 5.1, the Trustee shall acknowledge the amount of contributions received by it for such month.
                          6.9  Account Balances.  For all purposes of this
Agreement, the balance of each Separate Account of a Participant as of any date shall be the balance of such account after all credits and charges thereto, for and as of such date have been made as provided in this Agreement.

                                  ARTICLE VII
              ACCOUNTS:  ALLOCATIONS, VALUATIONS, AND LIMITATIONS
                          7.1  Allocation of Employer Contributions.  The
Employer Contribution made pursuant to Section 4.1 for each calendar month shall be allocated as of the last day of such month among Participants who are employees of such Employer or a Related Corporation during such month and who had made on their behalf Tax Deferred Compensation Contributions for such month, in an amount for each such Participant equal to 50 percent of the eligible Tax Deferred Compensation Contributions not in excess of four percent of such Participant's Compensation (as described in Section 4.1) contributed to the Plan on his behalf for such month. Subject to the other provisions of this
Article VII, the Trustee shall credit the amount of each Participant's allocated share of the Employer Contribution for such month which is received by it to the Participant's appropriate Separate Accounts as of the last day of such month.
                          7.2  Valuation of Participant's Interest.  As of each
Valuation Date, the Trustee shall adjust the Separate Accounts and the Distribution Accounts of each Participant and former Participant to reflect any increase or decrease in net worth of the Funds hereunder since the immediately preceding Valuation Date, based on the valuation of each Fund by the Trustee, all in the following manner:
                          (a) The Trustee shall value all of the assets of each of the Funds at fair market value.

                          (b) The Trustee shall then, on the basis of the valuation provided under paragraph (a) of this Section 7.2, and after making appropriate adjustments for the amount of all contributions made with respect to the month in which such Valuation Date occurs and for any distributions and withdrawals from the respective Funds since the immediately preceding Valuation Date and prior to such date, ascertain the net increase or decrease in net worth of the respective Funds which is attributable to net earnings and all profits and losses, realized and unrealized, since the immediately preceding Valuation Date.

                          (c) The Trustee shall then allocate the net increase or decrease in the net worth of the respective Funds as thus determined among all Participants, former Participants, and Beneficiaries who have an interest in the respective Funds, separately with respect to each of such Funds, in the ratio that the balance of each Separate Account and Distribution Account maintained under such Fund on the day immediately preceding such Valuation Date bears to the aggregate of the balances of all such accounts on the day immediately preceding such Valuation Date, and shall credit or charge, as the case may be, each such Separate Account and Distribution Account with the amount of its allocated share.

                          (d) The Trustee then shall credit to the appropriate Separate Accounts of each Participant, in accordance with the provisions of Section 3.6, his Tax Deferred Compensation Contributions for the month in which such Valuation Date occurs.

                          (e) The Trustee shall then credit to the appropriate Separate Accounts of each Participant the portion of the Employer Contribution for the month in which such Valuation Date occurs which is allocated to such Participant pursuant to Section 7.1.

                          7.3  Finality of Trustee's Determination.  The
Trustee shall have exclusive responsibility for determining the net income, liabilities, and value of the assets of the Funds hereunder. The Trustee's determination thereof shall be conclusive upon the Employers, the Company, and all Participants, former Participants, and Beneficiaries hereunder.
                          7.4  Limitation on Crediting of Contributions.
Notwithstanding anything to the contrary contained in this Agreement, the amount of Employer Contributions and Tax Deferred Compensation Contributions which may be credited to the Separate Accounts of Participants shall be subject to the following provisions:
                          (a) For purposes of this Section 7.4, the annual addition with respect to a Participant shall mean the sum for any limitation year of the following amounts:

                          (i) Employer Contributions which are credited to a Separate Account of such Participant for such limitation year;

                          (ii) Tax Deferred Compensation Contributions which are credited to a Separate Account of such Participant for such limitation year;

                          (iii) a portion of such Participant's employee contributions under any qualified defined contribution plan (whether or not terminated) maintained by an Employer or a Related Corporation which are credited to a separate account of such Participant for such limitation year, determined as follows:

                          (1) For limitation years ending prior to January 1, 1987, the lesser of

                             (A) the amount of such contributions in excess of six percent of such Participant's compensation paid for such limitation year; or

                             (B)  one-half of such contributions for such
                        limitation year; and

                          (2) For limitation years ending after December 31, 1986, the entire amount of such Participant's contributions for such limitation year;

                          (iv) the amount, if any, of contributions as provided in subparagraphs (i) and (ii) above and forfeitures which are credited to the Participant under any other defined contribution plan (whether or not terminated) maintained by an Employer or a Related Corporation concurrently with the Plan; and

                          (v) the amount, if any, attributable to medical benefits allocated to an account for such Participant established under Section 419A(d)(1) of the Code for such limitation year.

                          (b) For purposes of this Section 7.4, a "limitation year" shall mean each 12-month period beginning each January 1 and terminating each subsequent December 31 and the "compensation" of a Participant shall mean his wages, salaries, and other amounts received for personal services actually rendered in the course of employment with an Employer or a Related Corporation, excluding, however, (i) contributions made by an Employer or a Related Corporation to a plan of deferred compensation to the extent that, before the application of the limitations of Section 415 of the Code to such plan, the contributions are not includable in the gross income of the Participant for the taxable year in which contributed, (ii) contributions made by an Employer or a Related Corporation on his behalf to a simplified employee pension described in Section 408(k) of the Code, (iii) any distributions from a plan of deferred compensation (other than amounts received pursuant to an unfunded non-qualified plan in the year such amounts are includable in the gross income of the Participant), (iv) amounts received from the exercise of a non-qualified stock option or when restricted stock or other property held by the Participant becomes freely transferable or is no longer subject to substantial risk of forfeiture, (v) amounts received from the sale, exchange, or other disposition of stock acquired under a qualified stock option, (vi) any other amounts that receive special tax benefits, such as premiums for group term life insurance (but only to the extent that the premiums are not includable in gross income of the Participant), (vii) any contribution for medical benefits (within the meaning of Section 419A(f) of the Code) after separation from service that is otherwise treated as an annual addition; and (viii) any amount otherwise treated as an annual addition under Section 415(l)(1) of the Code.

                          (c) For each limitation year, the annual addition with respect to a Participant shall not exceed the lesser of (i) $30,000 (subject to adjustment annually pursuant to Internal Revenue Service rulings and regulations under Section 415 of the Code), or
         (ii) 25 percent of such Participant's compensation paid for such limitation year. If the annual addition to the Separate Accounts of a Participant in any limitation year would exceed the limitation contained in this Section 7.4 absent such limitation and if paragraph
         (e) is not applicable, the portion of the Employer Contribution which would be allocated to such Participant under Section 7.1, but which would exceed the limitation herein, shall be deemed a forfeiture for such limitation year and shall be held unallocated in a suspense account established with respect to such limitation year and applied against the Employer Contribution obligation. No such suspense account shall share in any increase or decrease in the net worth of the Trust property. If the limitation contained in this Section 7.4 would still be exceeded with respect to a Participant, the portion of the Tax Deferred Compensation Contributions which would be allocated to such Participant under Section 3.6, but which would exceed the limitation herein, shall be deemed a forfeiture for such limitation year and shall be administered in the manner earlier described in this paragraph (c). For purposes of this paragraph (c), excess annual contributions shall result only from the allocation of forfeitures, a reasonable error in estimating a Participant's annual compensation, or under other limited facts and circumstances which the Commissioner of Internal Revenue finds justify the availability of the provision set forth above.

                          (d) If any Participant in the Plan also shall be covered by a qualified defined benefit plan (whether or not terminated) maintained by an Employer or by a Related Corporation concurrently with the Plan, the sum of subparagraphs (i) and (ii) below shall in no event exceed l.0 in any limitation year where

                          (i) is the defined benefit plan fraction (determined as of the close of such limitation year), the numerator of which is the projected annual benefit of such Participant under such plan and the denominator of which is the lesser of
                 (1) the product of 1.25 multiplied by the dollar limitation in effect under Section 415(b)(1)(A) of the Code for such year, or (2) the product of 1.4 multiplied by the amount which may be taken into account under Section 415(b)(1)(B) of the Code with respect to such Participant for such year; and

                          (ii) is the defined contribution plan fraction, the numerator of which is the sum of the annual additions to such Participant's Separate Accounts as of the close of such limitation year and for each prior year of service with an Employer or a Related Corporation and the sum of the lesser of the following amounts determined for such year and each prior year of service with an Employer or a Related Corporation: (1) the product of 1.25 multiplied by the dollar limitation in effect under Section 415(c)(1)(A) of the Code for such year determined without regard to Section 415(c)(6), or (2) the product of 1.4 multiplied by the amount which may be taken into account under Sections 415(c)(1)(B) (or Section 415(c)(7) or (8), if applicable) with respect to such Participant for such year.

         In the event the special limitation contained in this paragraph (d) is exceeded, the benefits otherwise payable to the Participant under any such qualified defined benefit plan shall be reduced to the extent necessary to meet such limitation.

                          (e) In the event that a Participant is covered by any other qualified defined contribution plan (whether or not terminated) maintained by an Employer or a Related Corporation concurrently with the Plan, the procedure set forth in paragraph (c) shall be implemented first by returning the Participant's voluntary employee contributions for such limitation year under all of the defined contribution plans. If the limitation contained in this
         Section 7.4 still is not satisfied after returning all of the Participant's voluntary employee contributions under all such plans, the portion of Employer contributions and of forfeitures for the limitation year under all such plans which are allocable to the Participant thereunder, but which exceed the limitation herein, shall be deemed a forfeiture for the limitation year and shall, subject to the provisions of this Section 7.4, be reallocated among and credited to the separate accounts of the remaining participants or applied against employer contribution obligations as provided for under each such plan; except that the amount of the contribution by the employers and any forfeitures that is deemed a forfeiture under this paragraph (e) shall be effected on a pro rata basis among all of the plans, unless the Participant is covered by an employee stock ownership plan or a money purchase pension plan, in which event the forfeiture shall be effected first under the employee stock ownership plan, then, if the limitation is still not satisfied, under any other defined contribution plan (including the Plan) that is not a money purchase pension plan, and, finally, if the limitation is still not satisfied, under the money purchase pension plan. In the event that a Participant is covered by a qualified defined benefit plan, the procedure set forth in paragraph (d) shall be implemented prior to effecting any reduction in the Participant's benefit under the defined contribution plans.

                          7.5  Notification.  As soon as practicable after the
end of each Plan Year, the Trustee shall notify the Company of the balance of all Separate Accounts and Distribution Accounts as of the last day of such Plan Year.

                                  ARTICLE VIII
                           WITHDRAWALS WHILE EMPLOYED
                          8.1  Withdrawal of Regular Participant Contributions.
By filing written notice with the Company within such number of days following the Valuation Date on which it will become effective as the Company shall require, a Participant may elect to withdraw in cash any portion or all of the value of his own contributions attributable to Regular Participant Contributions as of the most recent preceding Valuation Date; provided, however, that such a withdrawal shall be made from his Separate Accounts reflecting his Regular Participant Contributions on a pro rata basis. Any Participant who makes a withdrawal pursuant to this Section 8.l for reasons other than the alleviation of "hardship" as described in Section 8.3 (but including also, for purposes only of this Section 8.1, financial hardship due to the purchase of a principal residence for the Participant or any of his dependents, the illness or injury of the Participant or any of his dependents, and the education of the Participant or any of his dependents) may elect such a withdrawal only once in any 12-consecutive-month period and thereafter may not have made on his behalf Tax Deferred Compensation Contributions until the Enrollment Date next following a period of six months after the Valuation Date as of which such withdrawal is made. Any election made by a Participant in accordance with the provisions of this Section 8.l shall be made in writing in the form prescribed by the Company and shall become effective only when filed by the Participant with the Company.
                          8.2  Withdrawal of Tax Deferred Compensation
Contributions. Subject to the provisions of this Section 8.2, a Participant may file a written request with the Company, within such number of days following the Valuation Date on which it is to be effective as the Company shall require, for a withdrawal from his Separate Accounts reflecting his Tax Deferred Compensation Contributions; provided, however, that such withdrawal:
(i) shall not be permitted by the Company unless it shall determine that such withdrawal is necessary to meet an immediate and heavy financial need of the Participant due to hardship, as defined in Section 8.3, which cannot be satisfied from other resources of the Participant; (ii) shall be permitted by the Company only after the Participant has withdrawn the total value of his Separate Accounts reflecting Regular Participant Contributions pursuant to the provisions of Section 8.1; and (iii) shall not exceed an amount equal to the lesser of:
                          (a) the aggregate balances of his Separate Accounts reflecting Tax Deferred Compensation Contributions, excluding in the case of a Participant who has not attained age 59-1/2 any earnings thereon credited after December 31, 1988, or

                          (b) the amount required to meet the immediate financial need created by the hardship.

Any amount withdrawn by a Participant in accordance with the provisions of this
Section 8.2 shall be from his Separate Accounts reflecting Tax Deferred Compensation Contributions on a pro rata basis and shall be charged against such Separate Accounts as of the date such withdrawal is paid. Upon receipt of instructions to such effect from the Company, the Trustee shall pay such amount to the Participant.

          8.3  Determination of Hardship.  The Company shall
               --------------------------
determine for purposes of this Article VIII upon a Participant's application whether the Participant has a "hardship" on account of an immediate and heavy financial need. Immediate and heavy financial need of the Participant shall mean a financial need on account of:
                          (1) Medical expenses (as described in Section 213(d) of the Code) incurred by the Participant, the Participant's spouse, or any dependents of the Participant (as defined in Section 152 of the Code);

                          (2) Purchase (excluding mortgage payments) of a principal residence for the Participant;

                          (3) Payment of tuition for the next semester or quarter of post-secondary education for the Participant, his spouse, children, or dependents; or

                          (4)  The need to prevent the eviction of the
                               Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence.

A withdrawal shall not be determined by the Company to be necessary to satisfy a hardship on account of an immediate and heavy financial need of the Participant to the extent the amount of the withdrawal would be in excess of the amount required to relieve the financial need or to the extent such need may be satisfied from other resources that are reasonably available to the Participant, which determination shall generally be made on the basis of all relevant facts and circumstances. A withdrawal shall be treated as necessary to satisfy a financial need if the Company reasonably relies upon the Participant's representation that the need cannot be relieved:
                          (1) Through reimbursement or compensation by insurance or otherwise;

                          (2) By reasonable liquidation of the Participant's assets, to the extent such liquidation would not itself cause an immediate and heavy financial need;

                          (3) By cessation of Tax Deferred Compensation Contributions under the Plan; or

                          (4) By other distributions or non-taxable (as the time of the loan) loans from the Plan or other plans maintained by any other employer, or by borrowing from commercial sources on reasonable commercial terms.

Notwithstanding the foregoing, a withdrawal shall be deemed to be necessary to satisfy an immediate and heavy financial need of a Participant if all of the following requirements are satisfied:

                          (1) The withdrawal is not in excess of the amount of the immediate and heavy financial need of the Participant;

                          (2) The Participant has obtained all distributions, other than hardship distributions, and all non-taxable loans currently available under all plans maintained by any Employer or Related Corporation;

                          (3) The Participant's Tax Deferred Compensation Contributions under the Plan, and the Participant's elective (Section 401(k) of the Code) contributions and employee (after-tax) contributions under all other tax-qualified defined contribution plans maintained by any Employer or Related Corporation shall be suspended for 12 months after his receipt of the withdrawal; and

                          (4) The Participant shall not make Tax Deferred Compensation Contributions under the Plan or elective (Section 401(k) of the Code) contributions under any other plan maintained by any Employer or Related Corporation for the Participant's taxable year immediately following the taxable year of the withdrawal in excess of the applicable limit under Section 402(g) of the Code for such next taxable year less the amount of such Participant's Tax Deferred Compensation Contributions and elective (Section 401(k) of the Code) contributions for the taxable year of the withdrawal.

A Participant shall not fail to be treated as an Eligible Employee for purposes of Section 401(k) of the Code or Section 401(m) of the Code merely because his contributions are suspended in accordance with this Section 8.3. Except as otherwise provided in this Section 8.3, a hardship withdrawal under Section 8.2 shall not affect the Participant's right under the Plan to make withdrawals or continue to be a Participant, but a distribution under the deemed necessity standard of this Section 8.3 shall require suspension of the Participant's Tax Deferred Compensation Contributions for the period and to the extent provided above.
                          8.4  Resumption of Contributions.  A Participant who
has made a withdrawal in accordance with the provisions of Section 8.l and/or
8.2 and whose Tax Deferred Contributions are suspended by reason thereof may resume having made on his behalf Tax Deferred Compensation Contributions in accordance with the provisions of Section 3.1 as of the first date as of which he is again permitted to make such contributions pursuant to such provisions or as of any subsequent Enrollment Date, by filing a written notice with the Company, on a form prescribed by it for such purpose, such number of days prior to the date as of which such contributions are to be resumed as the Company shall require.

                                   ARTICLE IX
                 TERMINATION OF PARTICIPATION AND DISTRIBUTION
                          9.1  Termination of Participation.  Each Participant
shall cease to be a Participant hereunder upon the first to occur of the following dates:
                          (a) on the date such Participant's employment with an Employer or a Related Corporation is terminated after he has attained age 65;

                          (b) on the date such Participant's employment with an Employer or a Related Corporation is terminated because of physical or mental disability preventing his continuing in the service of such Employer, as determined by the Company upon the basis of a written certificate of a physician selected by it;

                          (c) on the date such Participant's employment with an Employer or a Related Corporation is terminated because of the death of such Participant;

                          (d) on the date such Participant's employment with an Employer or a Related Corporation is terminated as a result of a reduction of force or a permanent closing of a division, office, department, or plant of his Employer;

                          (e) on the date such Participant's employment with an Employer or a Related Corporation is terminated after he has completed five years of vested service under Section 9.4; or

                          (f) on the date such Participant's employment with an Employer and all Related Corporations is terminated under any other circumstances;

provided, however, that if such date shall be a Valuation Date, such Participant, for all purposes hereof, shall cease to be a Participant upon the next succeeding day.

The date upon which a Participant ceases to be such is hereinafter referred to as his "Settlement Date," and written notice thereof shall be given promptly by his Employer to the Trustee. Notwithstanding anything to the contrary contained in this Agreement, upon his attainment of age 65 a Participant's right to receive distribution of his Separate Accounts in accordance with the provisions of this Article IX shall be fully vested and nonforfeitable.
                          9.2  Vesting Schedule.  A Participant whose
employment terminates in accordance with paragraph (a), (b), (c), (d), or (e), of Section 9.1 shall be fully vested in the balance of each of the Separate Accounts. A Participant whose employment terminates in accordance with paragraph (f) of Section 9.1 shall have a vested interest in his Separate Accounts to which Employer Contributions have been credited equal to a percentage, but in no event in excess of 40%, determined in accordance with the following schedule:

         YEARS OF VESTED SERVICE                                PERCENTAGE
         -----------------------                                ----------
         Less than one                                               0%
         One but less than two                                      10%
         Two but less than three                                    20%
         Three but less than four                                   30%
         Four but less than five                                    40%

Notwithstanding the foregoing provisions of Sections 9.1 and 9.2, the vested interest of each person whose Settlement Date occurs on or after January 1, 1989, but who last completed an hour of service with an Employer and all Related Corporations prior to January 1, 1989 (other than a person on layoff on that date), shall be determined as if the provisions of the Plan in effect on December 31, 1988, had continued in effect.
                          9.3  Transfer to Distribution Account.  As of a
Participant's Settlement Date, and after notice thereof has been given as provided in Section 9.l, all or a portion of the balance of each of the Participant's Separate Accounts shall be transferred to the Distribution Accounts established in his name in accordance with the provisions of Section 6.7, as follows:
                          (a) In the event such Participant's Settlement Date occurs under the conditions specified in paragraph (a), (b), (c), (d), or (e) of Section 9.1, the entire balance of each of his Separate Accounts as of such Settlement Date shall be so transferred.

                          (b) In the event such Participant's Settlement Date occurs under the conditions stated in paragraph (f) of Section 9.1,
         (i) that portion of the balance of his Separate Accounts to which Employer Contributions have been credited which shall be determined in accordance with the vesting schedule set forth in Section 9.2 shall be so transferred and (ii) the entire balance of his other Separate Accounts shall be so transferred.

The portion of the balance of a Participant's Separate Account that is not transferred to the Participant's Distribution Account as provided in this
Section 9.3 shall be disposed of in accordance with the provisions of

Section 9.13. The Trustee shall make distribution to or for the benefit of the Participant from the Distribution Accounts established in his name in accordance with the provisions of this Article IX.
                          9.4  Years of Vested Service.  For the purpose of
determining a Participant's vested interest in his Separate Accounts to which Employer Contributions have been credited, a Participant shall be credited with a number of years of vested service equal to the number of years of service determined in accordance with the provisions of Section 2.5. Moreover, any salaried employee of California Silica Products Company who was so employed on January 1, 1985 and who became a Participant on that date shall be credited with years of vested service in the same amount as the service for vesting purposes with which he was credited under the Owens-Illinois Stock Purchase and Savings Plan as of August 31, 1984, with respect to periods prior to such date.
                          9.5  Election of Former Schedule.  In the event the
Company adopts an amendment to the Plan that directly, or indirectly, affects the computation of an Employee's nonforfeitable interest in his Separate Accounts, any Participant with three or more years of vested service shall have a right to have his nonforfeitable interest in his Separate Accounts continue to be determined under the vesting schedule in effect prior to such amendment rather than under the new vesting schedule, unless the nonforfeitable interest of such Participant in his Separate Accounts under the Plan, as amended, at any time is not less than such interest determined without regard to such amendment. Such Participant shall exercise such right by giving written notice of his exercise thereof to the Company within 60 days after the latest of (i) the date he receives notice of such amendment from his Employer, (ii) the effective date of the amendment, or (iii) the date the amendment is adopted. Notwithstanding the foregoing provisions of this Section 9.5, the vested interest of each Participant on the effective date of such amendment shall not be less than his interest under the Plan as in effect immediately prior to the effective date thereof.
                          9.6  Distribution.  The Trustee shall make
distribution to or for the benefit of the former Participant or his Beneficiary, as the case may be, in a single lump-sum payment equal to the aggregate amount of the balances of his Distribution Accounts. Distribution shall be made as soon as reasonably practicable after the first Valuation Date occurring on or after the former Participant's Settlement Date, but in no event later than 60 days after the close of the Plan Year in which he (i) attains age 65 or (ii) terminates employment, whichever is later; provided, however, that at the election of the Participant the Trustee shall defer making distribution until the earlier of a specified date or the date described in Section 9.7. Any such election shall be made by submitting to the Company on a form provided by it a written statement, signed by the Participant, which describes his benefit and the date on which payment is to be made. Notwithstanding the foregoing provisions of this Section 9.6, if the amount distributable to a former Participant is in excess of $3,500 and the former Participant has not attained age 65, no distribution shall be made to such former Participant without his written consent.
                          9.7  Limitation on Commencement of Distribution.
Notwithstanding the provisions of Section 9.6, in no event shall the distribution of the interest of a Participant commence later than the April 1 following the close of the calendar year in which the Participant attains age 70 1/2. In the event the former Participant dies after commencement of the distribution of his interest, any remaining portion of such interest shall be distributed to his Beneficiary in the method which is at least as rapid as the method being used at the date of his death. In the event the former Participant dies prior to commencement of the distribution of his interest, the entire interest attributable to such former Participant shall be distributed within five years after the date of his death.
                          9.8  Effect of Company's Determination.  In
exercising its authority under this Article IX, the Company shall act in such a manner as it in good faith shall determine will most adequately and fairly meet the needs of each former Participant or Beneficiary, as the case may be. No authority shall be exercised in such manner as to discriminate between any class or group of Participants. The determination of the Company with respect to all questions which may arise under this Article IX (if made in accordance with the standards prescribed herein and in Section 10.3) shall be conclusive upon all persons claiming to have any interest hereunder. In making any determinations hereunder, the Company may rely upon any signed statement which the Participant files with it.
                          9.9  Separate Distribution Funds.  As of a former
Participant's Settlement Date, but only if such Settlement Date occurred prior to April 1, 1989, the Trustee established a "Separate Distribution Fund" for the benefit of such former Participant or, if he was not then living, his Beneficiary, to which such Separate Distribution Fund was transferred, in accordance with procedures established by the Company, that portion of his former interest in the Equity Fund, the Insured Fund, and the

Fixed Income Fund which was segregated from the funds pursuant to Plan provision then in effect. A Separate Distribution Fund shall not share in any net increase or decrease in value of the assets of the mingled funds, and shall not for any other purpose constitute a part of the mingled funds. Distribution shall be made from such Separate Distribution Fund in the same manner as if it were a Distribution Account, and references to the Distribution Accounts of a former Participant shall be deemed to include any Separate Distribution Fund maintained on his behalf for this purpose. Pending complete distribution thereof, such Separate Distribution Fund shall be held by the Trustee for the benefit of the former Participant or his Beneficiary, as the case may be, subject to all provisions of this Agreement relating to the Trust property in general. Any net income, gain, or loss arising from such Separate Distribution Fund shall serve to increase or decrease, as the case may be, such Separate Distribution Fund. Any expenses of the Trustee which are directly attributable to its administration of a Separate Distribution Fund, as determined by the Trustee, shall be charged to and paid from such fund to the extent of the assets thereof.
                          9.10 Reemployment of Former Participant.  If a former
Participant is reemployed by an Employer, he shall be treated as a new Employee for all purposes of this

Agreement, subject to the provisions hereof relating to crediting years of service and years of vested service; provided, however, that in no event shall any years of vested service attributable to such former Participant's service with an Employer after his reemployment affect the transfer of the balance of his Separate Accounts to his Distribution Accounts under Section 9.3 as of his prior Settlement Date. Furthermore, if such former Participant again becomes a Participant in accordance with the provisions of Article II, the Company, upon his subsequent termination of participation, may cause his new Distribution Accounts to be consolidated with the Distribution Accounts which previously had been established for him.
                          9.11 Restrictions on Alienation.  Except as provided
in Section 414(p) of the Code relating to qualified domestic relations orders, no right or interest under the Plan of any Participant, former Participant, or Beneficiary at any time shall be subject in any manner to anticipation, alienation, assignment (either by law or in equity), encumbrance, garnishment, levy, execution, or other legal or equitable process. No person shall have power in any manner to anticipate, transfer, assign (either at law or in equity), alienate, or subject to attachment, garnishment, levy, execution, or other legal or equitable process, or in any way encumber his rights or interests under the Plan, and any attempt to do so shall be void.
                          9.12 Facility of Payment.  In the event that it
shall be found that any person to whom an amount is payable hereunder is incapable of attending to his financial affairs because of any mental or physical condition, including the infirmities of advanced age, such amount (unless prior claim therefor shall have been made by a duly qualified guardian or other legal representative), in the discretion of the Company, may be paid to another person for the use or benefit of the person found incapable of attending to his financial affairs or in satisfaction of legal obligations incurred by or on behalf of such person. The Trustee shall make such payment only upon receipt of written instructions to such effect from the Company. Any such payment shall be charged to the Distribution Accounts of the person found incapable of attending to his financial affairs and shall be a complete discharge of any liability therefor under this Agreement.
                          9.13 Disposition of Separate Accounts.  In the event
that a Participant's Settlement Date occurs under the conditions specified in paragraph (f) of Section 9.1, the balances remaining in the Participant's Separate Accounts that are not transferred to the Distribution Accounts established in his name upon the occurrence of his Settlement Date shall be disposed of as follows:
                          (a) In the event that the Participant receives a lump-sum distribution of the Distribution Accounts established in his name prior to the end of the second Plan Year beginning on or after his employment termination date, the balances remaining in the Participant's Separate Accounts will be forfeited and his Separate Accounts closed as of the last day of the Plan Year in which such lump-sum distribution occurs.

                          (b)  In the event that paragraph (a) is not
         applicable, the balances remaining in the Participant's Separate Accounts will continue to be held in such accounts and will not be forfeited until the end of the fifth Plan Year beginning on or after his employment termination date, at which time the Participant's Separate Accounts shall be closed. In the event that such a Participant returns to employment with an Employer or a Related Corporation prior to the end of such fifth Plan Year, the balance of the Distribution Accounts, determined as of the Valuation Date next following his date of rehire, shall be recredited as of such Valuation Date to his Separate Accounts from which derived.

Whenever the interest of a Participant in his Separate Accounts is forfeited under the provisions of the Plan with respect to a Plan Year, the amount of such forfeiture, as of the last day of such Plan Year, shall be applied against the Employer Contribution obligation of the Employers for the last calendar month of such Plan Year. Notwithstanding the foregoing, however, should the amount of all such forfeitures for any Plan Year exceed the amount of the Employer Contribution obligation for such last calendar month, the excess amount of such forfeitures shall be held unallocated in a suspense account and shall for all Plan purposes be applied against the Employer Contribution obligation for the following calendar month (and succeeding calendar months, as necessary).
                          9.14 Recrediting of Forfeited Amounts.  A former
Participant who forfeited the balances of his Separate Accounts that were not transferred to Distribution Accounts in accordance with the provisions of
Section 9.13 and who returns to employment covered under the Plan shall have such forfeited amounts recredited to his new Separate Accounts, without adjustment for interim gains or losses experienced by the Trust, if:
                          (a) he returns to employment covered under the Plan before the end of the fifth Plan Year beginning on or after the date he received distribution from his Distribution Accounts, and

                          (b) he repays to the Plan the full amount of the distribution he received from his Distribution Accounts before the end of the fifth year beginning on the date he is reemployed.

Funds needed in any Plan Year to recredit the Separate Accounts of such Participant with the amounts of prior forfeitures in accordance with the preceding sentence shall first come from forfeitures that arise during such Plan Year, to the extent sufficient, and, to the extent not sufficient, shall be provided by an Employer contribution.
                          9.15 Felonious Conduct of a Participant.
Notwithstanding anything to the contrary contained in this

Agreement, in the event that, prior to the termination of the Plan, a Participant's employment with an Employer is terminated by reason of fraud, theft, embezzlement, or his felonious conduct, proven or admitted, in connection with such employment, and, at such time, the Participant has less than five years of vested service under Section 9.4, the following provisions shall apply:
                          (a) There shall be returned to him an amount equal to his interest in the Trust which is attributable to his Tax Deferred Compensation Contributions and his Regular Participant Contributions.

                          (b) Except as provided in paragraph (a), his entire interest in the Trust shall be forfeited and shall be applied against the Employer Contribution obligation as provided in Section 9.13.

                          (c)  Neither such former Participant nor his
         Beneficiary shall be entitled to any benefit or other rights hereunder except as provided in this Section 9.15.

                          9.16 Designation of Beneficiary.  In the event of the
death of a Participant or former Participant prior to distribution in full of his interest under the Plan, the spouse, if any, of such Participant or former Participant shall be his Beneficiary and receive distribution of his remaining interest in accordance with the provisions of Section 9.6; provided, however, that a Participant may designate a person or persons other than his spouse as his beneficiary if the requirements of Section 9.18 are met.

                          9.17 Beneficiary in Absence of a Designated
Beneficiary. If a Participant or former Participant who dies does not have a surviving spouse and if no Beneficiary has been designated pursuant to the provisions of Section 9.16 or if no Beneficiary survives such Participant or former Participant, then the Beneficiary shall be the estate of such Participant or former Participant. If any Beneficiary designated pursuant to
Section 9.16 dies after becoming entitled to receive distributions hereunder and before such distributions are made in full, and if no other person or persons have been designated to receive the balance of such distributions upon the happening of such contingency, the estate of such deceased Beneficiary shall become the Beneficiary as to such balance.
                          9.18 Spousal Consent to Beneficiary Designation.  In
the event a Participant or former Participant is married, any Beneficiary designation, other than a designation of his spouse as Beneficiary, shall be effective only if his spouse consents in writing thereto and such consent acknowledges the effect of such action and is witnessed by a Plan representative or a notary public, unless a Plan representative finds that such consent cannot be obtained because the spouse cannot be located or because of other circumstances set forth in Section 401(a)(11) of the Code and regulations issued thereunder. Such spousal consent shall be valid only with respect to the spouse who signs the consent.
                          9.19 Methods of Distribution in Effect Prior to
January 1, 1989. In the event that distribution of the interest of a former Participant or Beneficiary commenced prior to January 1, 1989, in accordance with provisions of the Plan in effect at the time of such commencement, distribution shall continue in accordance with such method; provided, however, that any such distribution shall be made over a period not extending beyond the life or life expectancy of such former Participant or the joint lives or joint life expectancy of such former Participant and his Beneficiary. For the purposes of this Section 9.19, the life expectancy of a former Participant and his spouse may be redetermined, but not more frequently than annually, at the election of the former Participant. All distributions hereunder shall be determined and made in accordance with Treasury regulations under Sec-tion 401(a)(9) of the Code, including the minimum distribution incidental benefit requirement of Treasury Reg. Section 1.401(a)(9)-2.

                                   ARTICLE X
                                 ADMINISTRATION
                          10.1 General.  The Company shall be responsible for
the general administration of the Plan and for carrying out the provisions thereof, and shall constitute the administrator for purposes of the Act and the plan administrator for purposes of the Code. The Company shall have all such powers and authorities as may be necessary to carry out the provisions of the Plan, including the discretionary power and authority to interpret and construe the provisions of the Plan and to resolve any disputes which arise under the Plan, the powers and authorities expressly conferred upon it in this Agreement, and all such other powers and authorities as shall be reasonably necessary to carry out the expressly conferred powers, authorities, and duties. The Company may from time to time establish rules for the administration of the Plan. The Company may employ such attorneys, investment counsel, agents, and accountants as it shall deem necessary or advisable to assist it in carrying out its duties hereunder. The Company shall be a "named fiduciary" as that term is defined in
Section 402(a)(2) of the Act.  The Company may:
                          (a) allocate any of the powers, authorities, or responsibilities for the operation or administration of the Plan, which are retained by it or granted to it by this Article X to the Trustee; and

                          (b) designate a person or group of persons other than a named fiduciary, to carry out any of such powers, authorities, or responsibilities;

provided, however, that no power, authority, or responsibility of the Trustee shall be subject to the provisions of paragraph (b) of this Section 10.1; and provided, further, that no allocation or delegation by the Company of any its powers, authorities, or responsibilities to the Trustee shall become effective unless such allocation or delegation shall first be accepted by the Trustee in a written instrument signed by it and delivered to the Company.
                          10.2 Action of Company.  Subject to the provisions of
Sections 10.3 and 10.4, any action taken by the Company which is authorized, permitted, or required under the Plan shall be final and binding upon the Employers and the Trustee, all persons who have or who claim an interest under the Plan, and all third parties dealing with the Trustee or the Company.
                          10.3 Denial of Claims.  Whenever the Company denies,
in whole or in part, a claim for benefits filed by any person (hereinafter referred to in this Article X as the "Claimant"), the Company shall transmit a written notice setting forth, in a manner calculated to be understood by the Claimant, a statement of the specific reasons for the denial of the claim, references to the specific Plan provisions on which the denial is based, a description of any additional material or information necessary to perfect the claim and an explanation of why such material or information is necessary, and an explanation of the claims review procedure as set forth in Section 10.4. In addition, the written notice shall contain the date on which the written notice was sent and a statement advising the Claimant that, within 60 days of the date on which such notice was received, he may obtain review of the decision of the Company.
                          10.4 Claims Review Procedure.  Within 60 days of the
date on which the notice of denial of claim is received by the Claimant, the Claimant, or his authorized representative, may request that the claim denial be reviewed by filing with the Company a written request therefor, which request shall contain the following information:
                          (a) The date on which the notice of denial of claim was received by the Claimant;

                          (b) The date on which the Claimant's request was filed with the Company; provided, however, that the date on which the Claimant's request for review was in fact filed with the Company shall control in the event that the date of the actual filing is later than the date stated by the Claimant pursuant to this paragraph (b);

                          (c) The specific portions of the denial of his claim which the Claimant requests the Company to review;

                          (d) A statement by the Claimant setting forth the basis upon which he believes the

         Company should reverse its previous denial of his claim for benefits and accept his claim as made; and

                          (e) Any written material (included as exhibits) which the Claimant desires the Company to examine in its consideration of his position as stated pursuant to paragraph (d).

Within 60 days of the date determined pursuant to paragraph (b) of this Section 10.4, the Company shall conduct a full and fair review of the decision denying the Claimant's claim for benefits. Within ten days following the date of such review, the Company shall send to the Claimant its written decision setting forth, in a manner calculated to be understood by the Claimant, a statement of the specific reasons for its decision, including references to the specific Plan provision relied upon.
                          10.5 Indemnification.  In addition to whatever rights
of indemnification the members of the Board of Directors of the Company and any officer of the Company may be entitled under the Articles of Incorporation or Regulations of the Company, under any provision of law or under any other agreement, the Company shall satisfy any liability actually and reasonably incurred by any such member or officer, including expenses, attorneys' fees, judgments, fines, and amounts paid in settlement, in connection with any threatened, pending, or completed action, suit, or proceeding which is related to the exercise or failure to exercise by such member or officer of any of the authority, responsibilities, or discretion provided under this Agreement or reasonably believed by such member or officer to be provided hereunder, and any action taken by such member or officer in connection therewith.
                          10.6 Qualified Domestic Relations Orders.  The
Company shall establish reasonable procedures to determine the status of domestic relations orders and to administer distributions under domestic relations orders which are deemed to be qualified orders. Such procedures shall be in writing and shall comply with the provisions of Section 414(p) of the Code and regulations issued thereunder. Notwithstanding anything to the contrary contained in the Plan, the Company shall direct the Trustee to make immediate distribution to or for the benefit of an alternate payee under a domestic relations order that has been determined to be a qualified order of the alternate payee's benefit under the Plan in any form which such benefit may be paid under the Plan to the Participant or former Participant with respect to whom such qualified order applies, but only if the qualified order provides for the immediate distribution.

                                   ARTICLE XI
                        POWERS AND DUTIES OF THE TRUSTEE
                          11.1 Power and Duties.  In the administration of the
Trust held hereunder, the Trustee shall have the powers and duties set forth in this Article XI, in addition to all powers and duties otherwise expressly set forth in this Agreement.
                          11.2 Trust Property and Investments.  Subject to the
provisions of Sections 6.2, 6.3, 6.4, 11.3, and 11.7, the Trustee is empowered:
                          (a) to invest and reinvest all or any part of the Trust property, including both principal and income, in such securities, real estate, and other property as may be selected by it; moreover, the Trustee may invest and reinvest the entire trust property or any part thereof in qualifying Employer securities;

                          (b) to purchase annuities or otherwise insure the payment of benefits under a contract or contracts with an insurance company or companies, and hold and retain such contract or contracts as part of the Trust;

                          (c) to sell, lease, exchange, or otherwise dispose of all or any part of the Trust property at such prices, upon such terms and conditions, and in such manner as it shall determine, including the right to lease, with or without option to purchase, for any term, irrespective of the period of the Trust, and also including the right to surrender or cancel any insurance or annuity contract or contracts at any time held in the Trust;

                          (d) to exercise, buy, or sell rights of conversion or subscription; provided, however, that any conversion of Employer securities shall be on the same terms as are applicable to all holders of the convertible securities and in exchange for at least the fair market value of the securities converted;

                          (e)  to enter into or oppose any plan of
         consolidation, merger, reorganization, capital readjustment, or liquidation of any corporation or other issuer of securities held hereunder (including any plan for the sale, lease, or mortgage of any of its property or the adjustment or liquidation of any of its indebtedness) and, in connection with any such plan, to enter into any security holders' agreement, to deposit securities under such agreement, and to pay assessments or subscriptions from the other assets held hereunder;

                          (f) to retain in cash or securities in a form unproductive of income such portion of the Trust property as it shall determine is necessitated by the cash requirements of the Trust; provided, however, that, to the maximum extent feasible, such amounts shall be held in forms of investment which are productive of income but are sufficiently liquid to meet such cash requirements;

                          (g) to deposit any securities held hereunder in any depository;

                          (h)  to deposit all or any part of the Trust
         property, including both principal and income, in its own banking department; provided, however, that any such deposits shall bear a reasonable rate of interest; and provided, further, that such deposits shall be subject to the provisions of Section 11.11;

                          (i) to invest and reinvest all or any part of the Trust property under an insurance contract or contracts which contain provisions relating to a guaranteed rate of return on such investment;

                          (j) to invest and reinvest, in its discretion, notwithstanding the appointment of any Investment Manager pursuant to the provisions of Section 11.7, such amounts of cash forming part of the Trust property in such United States obligations, time deposits (including savings accounts and certificates of deposit in the

         Society National Bank or its affiliates if such deposits bear a reasonable rate of interest) or corporation commercial notes including variable notes and units of a common trust fund holding any such variable note administered by the Trustee as are then available and which bear at the time of acquisition a maturity of not more than 15 months; and

                          (k) to transfer to and invest all or any part of the Trust property in the Multiple Investment Trust for Employee Benefit Plans of Society National Bank, in a master trust maintained for plans of the Company and its affiliates (including the Oglebay Norton Company Master Trust), or in any other appropriate collective investment trust which constitutes an exempt trust within the meaning of the Code and which is then maintained by a bank or trust company when acting as Trustee, co-Trustee, agent for the Trustee, or as an Investment Manager or by a bank or trust company that is a subsidiary of, or under common control with, any such bank or trust company acting as Trustee, co-Trustee, agent for the Trustee, or Investment Manager; provided that the instrument establishing any such collective investment trust, as amended from time to time, shall govern any investment therein, which instrument is hereby made a part of this Agreement as if fully set forth herein.

The term "securities", wherever used in this Agreement, shall include common and preferred stocks, contractual obligations of every kind, whether secured or unsecured, equitable interests in real or personal property, and intangible property of every description and howsoever evidenced. Notwithstanding the foregoing provisions of this Section 11.2, or of Sections 11.6 and 11.7, the following provisions shall apply:
                          (l) the Trustee shall not acquire or hold any Employer security unless it is a qualifying Employer security and shall not acquire or hold any Employer real property unless it is qualifying Employer real property. The terms "Employer security", "qualifying Employer security", "Employer real property", and "qualifying Employer real property" shall have the meanings provided in Section 407(d) of the Act; and

                          (m) the Trustee is empowered to re-tain as an investment, without liability for depreciation in value, any Employer securities contributed to it by the Employers or acquired by it prior to December 31, 1989, or as hereinafter provided at the direction of the Compensation and Organization Committee, even though the purchase or retention of such securities may result in a large portion of the Trust property being invested in securities of a single corporation. Furthermore, the Compensation and Organization Committee of the Board of Directors may at any time and from time to time direct the Trustee in writing regarding the purchase, sale, or retention of any such Employer securities and regarding the voting of any such Employer securities.

                          11.3 Investment Guidelines.  The powers conferred
upon the Trustee in Section 11.2 shall be exercised by the Trustee in its sole discretion, subject, however, to the provisions of paragraph (m) of Section 11.2, this Section 11.3, and Section 11.7. In investing and reinvesting the assets of the Bond Fund, the Trustee shall be guided, in general, by a desire to conserve principal while at the same time providing reasonable accumulations of income, to which end a substantial part of the Bond Fund should at all times be invested in securities and other property providing for a fixed return on investment. Subject to the provisions of Section 6.2, in investing and reinvesting the assets of the Equity Fund, the Trustee should be guided, in general, by a desire to provide for growth in capital as well as some return on investment, to which end a substantial part of the Equity Fund should be invested in equity securities; provided, however, that such general guides set forth in this Section 11.3 are not to be applied as a single standard for investment, but rather in conjunction with other pertinent factors such as the relative state of the markets for equity and fixed income securities, the size of the particular amounts to be invested from time to time, the fiduciary standards established by the Act, and the like. Such general guides are directory only and do not in any way limit the general powers of investment otherwise set forth in Section 11.2. The assets of the Insured Fund shall be invested by the Trustee under a contract or contracts between the Trustee and an insurance company or companies, which contract or contracts shall contain provisions relating to the return on investment that such insurance company or companies shall be obligated to provide with respect to amounts invested, and the repayment of such amounts in the event of distribution made in accordance with the provisions of the Plan or in the event of termination or discontinuance of such contract or contracts, or in such other investments as are described in Section 6.3.

                          11.4 Claims Against Trust.  Subject to the provisions
of Section 11.8, the Trustee is empowered to compromise and adjust any and all claims, debts, or obligations in favor of or against the Trust, whether such claims be in litigation or not, upon such terms and conditions as it shall determine, and to reduce the rate of interest on, to extend or otherwise modify, or to foreclose upon default or otherwise enforce any such claim, debt, or obligation.
                          11.5 Borrowing.  Subject to the provisions of Section
11.8, the Trustee is empowered to make advances or borrow money upon such terms and conditions as it deems desirable or proper for the improvement, protection, preservation, or other best interest of the Trust. For the repayment of any such advance with interest, the Trustee shall have a lien upon the property of the Trust, and for any sum so borrowed may issue its promissory note as Trustee and secure the repayment thereof by mortgaging or pledging any part or all of the Trust property.
                          11.6 Voting Rights.  Subject to the provisions of
Sections 11.2 and 11.7, the Trustee is empowered to exercise the voting rights appurtenant to any securities held hereunder, either in person or by proxy, and to execute proxies or powers of attorney to any one or more persons.

                          11.7 Investment Manager.  The powers conferred upon
the Trustee in Sections 11.2 and 11.6 shall be exercised by the Trustee in its sole discretion; provided, however, that the Company at any time and from time to time, by action of its Board of Directors, may appoint an Investment Manager to manage the investment of any assets of the Trust. The term "Investment Manager" shall have the same meaning as provided in Section 3(38) of the Act. Upon appointment of the Investment Manager in writing and the written acknowledgment by the Investment Manager of its status as a fiduciary with respect to the Plan and Trust, it shall have such authority as is delegated to it by the resolution of the Board of Directors in which it is appointed, together with such authority as thereafter from time to time may be delegated to it by resolution of the Board of Directors. Upon the appointment of an Investment Manager and the delegation to it of authority over investment management as herein provided, the Trustee shall be required to follow the written investment directions of the Investment Manager. Any such written direction of the Investment Manager may be of a continuing nature, or otherwise, and may be revoked or superseded by the Investment Manager at any time by notice in writing to the Trustee.
                          11.8 Directions.  The powers conferred upon the
Trustee in Sections 11.4 and 11.5 shall be exercised by the Trustee in its sole discretion; provided, however, that the Company, at any time and from time to time, by action of its Board of Directors, may direct the Trustee in writing to obtain written approval of the Committee or of such person or persons as the Board of Directors of the Company may designate before exercising any one or more of such powers. Moreover, the Company, at any time and from time to time, by action of its Board of Directors, may direct the Trustee in writing to follow any written directions of the Committee or of such person or persons as the Board of Directors may designate, with respect to the exercising of any one or more of such powers. Any such written directions by the Committee or by such designated person or persons may be of a continuing nature, or otherwise, and may be revoked or superseded by the Committee or by such person or persons, or by the Board of Directors, at any time by notice in writing to the Trustee. The Trustee shall be required to follow the directions so given to it; provided, however, that the Trustee shall not be required to follow any directions which would result in a breach of the Trustee's fiduciary duties; and provided, further, that the Trustee shall have no obligation by reason of any such direction to make any advance or loan in its banking capacity.

                          11.9 Registration of Securities; Nominees.  The
Trustee is empowered to register securities in its own name, or in the name of its nominee without disclosing the Trust, or to hold the same in bearer form, and to take title to other property in its own name or in the name of its nominee without disclosing the Trust; but the Trustee shall be responsible for the acts of its nominee.
                          11.10 Agents, Attorneys, Actuaries, and Accountants.
The Trustee is empowered to employ such agents, attorneys, actuaries, and accountants as it may deem necessary or proper in connection with its duties hereunder, and to determine and pay the reasonable compensation and expenses of such agents, attorneys, actuaries, and accountants.
                          11.11 Deposit of Funds.  The Trustee is empowered to
deposit funds, pending investment or distribution thereof, in any bank organized under the national banking laws of the United States or under the laws of the State of Ohio, or in an insured savings and loan association located in the State of Ohio; and it is authorized to accept such regulations covering the withdrawal of funds so deposited as it shall deem proper; provided, however, that no funds may be deposited by the Trustee in its own banking department under this Section 11.11 unless authorized pursuant to the provisions of Section 408 of the Act.

                          11.12 Legal Advice.  The Trustee may consult with
counsel selected by it, who may be of counsel for the Company or a Related Corporation, as to any matters or questions arising hereunder, and the opinion of said counsel shall be full and complete authority and protection in respect to any action taken, suffered, or omitted by the Trustee in good faith and in accordance with the opinion of said counsel.
                          11.13 Other Authority.  The Trustee is authorized to
execute and deliver any and all instruments and to perform any and all acts which may be necessary or proper to enable it to discharge its duties under this Agreement and to carry out the powers and authority conferred upon it.
                          11.14 Court Action Not Required.  All the powers and
authority herein conferred upon the Trustee shall be exercised by it without the necessity of applying to any court for leave or confirmation. No person dealing with the Trustee shall be required to ascertain whether the Trustee shall have obtained the approval of any court or of any person to any action which it may propose to take hereunder, but every such person may rely upon the deed, transfer, or assurance of the Trustee.
                          11.15 Trustee's Performance.  In the exercise of any
of the powers and authorities conferred upon it herein, the Trustee at all times shall adhere to the fiduciary standards established by the Act.
                          11.16 Directions to the Trustee.  Any written
direction, request, approval, or other document signed in the name of one of the Employers or an officer thereof, shall be conclusively deemed to constitute the written direction, approval, or other document of such Employer.
                          11.17 Payment of Taxes; Indemnity.  The Trustee is
empowered to pay out of the assets of the Trust, as a general charge thereon, any and all taxes of whatsoever nature assessed on or in respect thereto; provided, however, that if the Company shall notify the Trustee in writing that in the opinion of its counsel any such tax is not lawfully assessed, the Trustee, if so requested by the Company, shall contest the validity of such tax in any manner deemed appropriate by the Company or its counsel. The word "taxes", as used herein, shall be deemed to include any interest or penalties assessed in respect to such taxes. Unless the Trustee first shall have been indemnified to its satisfaction, the Trustee shall not be required to contest the validity of any tax, to institute, maintain, or defend against any other action or proceeding, or to incur any other expense in connection with the Trust except to the extent that the same is sufficient therefor.

                          11.18 Compensation and Expenses.  The Trustee shall
be entitled to such reasonable compensation for its service as the Company and the Trustee from time to time shall agree, and shall be entitled to reimbursement for all reasonable expenses incurred by the Trustee in the administration of the Trust. Said compensation and expenses shall be paid from the Trust property by the Trustee as a general charge thereon; provided, however, that the Company may elect to make payment of such amounts subject, however, to allocation among the Employers, the share of each to be determined by the Company on a fair and equitable basis. Notwithstanding the foregoing, the Trustee shall be empowered to pay expenses from a Separate Distribution Fund as provided in Section 9.9. Costs incident to the purchase or sale of securities, such as brokerage fees, commissions, and stock transfer taxes, shall be changed to the fund or Separate Distribution Fund with respect to which such purchases or sales are made.
                          11.19 Apportionment of Expenses.  Expenses and other
charges made against the Trust property shall be apportioned equitably, by the Trustee, as between the Fixed Income Fund, the Equity Fund, and the Insured Fund, taking into consideration the extent to which a particular charge is directly attributable to the operations of one Fund only and the extent to which a particular charge is attributable to the operations of the Trust as a whole.
                          11.20 Records and Statements.  The Trustee shall
keep accurate records of all receipts, disbursements, and other transactions affecting the Trust which, together with the assets comprising the Trust and all evidences thereof, shall be available during the Trustee's usual business hours for inspection (or for the purpose of making copies or reproductions thereof) by the Company or its duly authorized representatives. The Trustee shall render to the Company monthly statements of all receipts, disbursements, and other transactions affecting the Trust during the preceding month, and the Trustee further shall render to the Company annually, or more frequently if requested, a statement of all assets then held by it hereunder. The Trustee shall notify the Company promptly concerning any default of any kind with respect to securities held hereunder.

                                  ARTICLE XII
                               SUCCESSOR TRUSTEE
                          12.1 Resignation or Removal of the Trustee.  The
Trustee may resign at any time by giving notice in writing to the Company at least 30 days before such resignation is to become effective, unless the Company shall accept as adequate a shorter notice. The Company, by action of its Board of Directors, may remove, with or without cause, any Trustee acting hereunder by giving notice in writing to such Trustee at least 30 days before such removal is to become effective, unless the Trustee shall accept as adequate a shorter notice.
                          12.2 Appointment of the Successor Trustee.  If for
any reason a vacancy should occur in the trusteeship, then a successor trustee shall be designated by the Company, by action of its Board of Directors, which successor trustee may be either a corporation authorized to carry on a trust business, a national banking association, or any three or more individuals selected by the Company. Any successor trustee appointed hereunder shall execute, acknowledge, and deliver to the Company an instrument in writing accepting such appointment hereunder. Such successor trustee thereupon shall become vested with the same title to the property comprising the Trust property, and the same powers and duties with respect thereto, as hereby are vested in the original Trustee. The predecessor trustee shall execute all such instruments and perform all such other acts as the successor trustee shall reasonably request to effectuate the provisions hereof. The successor trustee shall have no duty to inquire into the administration of the Trust for any period prior to its succession.

                                  ARTICLE XIII
                           AMENDMENT AND TERMINATION
                          13.1 Amendment.  Subject to the provisions of Section
13.2, the Company, at any time and from time to time, by action of its Board of Directors, may amend this Agreement; provided, however, that no such amendment shall substantially change the powers, duties, or liabilities of the Trustee, without the approval of the Trustee; and provided, further, that the Board may delegate its authority hereunder to the extent provided in a resolution setting forth such delegation.
                          13.2 Limitation on Amendment.  The Company shall make
no amendment to this Agreement which shall result in the forfeiture or reduction of the interest of any Participant, former Participant, or Beneficiary under the Trust; provided, however, that nothing herein contained shall restrict the right to amend the provisions hereof relating to the administration of the Plan and Trust. Moreover, no such amendment shall be made hereunder which shall permit any part of the Trust property to revert to an Employer or be used for or be diverted to purposes other than the exclusive benefit of the Participants, former Participants, and their Beneficiaries.
                          13.3 Termination.  The Company reserves the right, by
action of its Board of Directors, to terminate the Plan as to each and every Employer at any time, which termination shall become effective upon notice in writing to the Committee and to the Trustee (the effective date of such termination being hereinafter referred to as the "termination date"). The Plan shall terminate automatically if there shall be a complete discontinuance of contributions by every Employer hereunder. In the event of the termination of the Plan, written notice thereof shall be given to all persons who have a vested interest hereunder and to the Trustee. Upon any such termination of the Plan, the Trustee shall take the following actions for the benefit of Participants, former Participants, and Beneficiaries:
                          (a) As of the termination date, the Trustee shall value the Funds and adjust all accounts in the manner provided in
         Section 7.2 with any unallocated contributions being allocated for the Plan Year up to the termination date as otherwise provided in this Agreement. The termination date shall become a Valuation Date for purposes of Article VII. In determining the net worth of the Funds, the Trustee shall include as a liability such amounts as in its judgment shall be necessary to pay all expenses in connection with the termination of the Trust and the liquidation and distribution of the Trust property, as well as other expenses, whether or not accrued, and shall include as an asset all accrued income.

                          (b) The Trustee thereafter shall dispose of all Separate Accounts and Distribution Accounts to or for the benefit of each Participant, former Participant, or Beneficiary, in accordance with Article IX.

Notwithstanding anything to the contrary contained in this Agreement, upon any such Plan termination, the interest of each Participant, former Participant, and Beneficiary shall become fully vested and nonforfeitable; and, if there is a partial termination of the Plan, the interest of each Participant and Beneficiary who is affected by such partial termination shall be fully vested. Moreover, no such Plan termination shall affect distributions from any Distribution Account or Separate Distribution Fund of Participants whose Settlement Dates occurred prior to the termination date.
                          13.4 Withdrawal of an Employer.  Any Employer other
than the Company, by action of its Board of Directors, may withdraw from the Plan, such withdrawal to be effective upon notice in writing to the Committee and the Trustee (the effective date of such withdrawal being hereinafter referred to as the "withdrawal date"); and such withdrawing Employer shall thereupon cease to be an Employer for all purposes hereof. Moreover, a complete discontinuance by such an Employer of the contributions otherwise required of it hereunder shall be deemed automatically to constitute a withdrawal of such Employer from the Plan. In the event of any such withdrawal, the Trustee, as of the withdrawal date, shall take the following action or actions for the benefit of the Participants and former Participants employed by or formerly employed by such withdrawing Employer, or their Beneficiaries:
                          (a) The Trustee shall value and adjust as of such withdrawal date the balances of the Separate Accounts and Distribution Accounts of such Participants and former Participants, in the manner provided in Section 7.2 with respect to a Valuation Date, including any accrued income and expenses.

                          (b) The balances of the Separate Accounts, as determined under paragraph (a), of each such Participant employed solely by such withdrawing Employer, who is not transferred to or continued in employment with any other Employer or any Related Corporation, shall be transferred to Distribution Accounts, and the Trustee shall thereafter hold such Distribution Accounts for the benefit of such Participant, on a nonforfeitable basis, and it shall dispose of the same in accordance with the provisions of Article IX. The interest of any Participant employed by such withdrawing Employer, who is transferred to or continued in employment with any other Employer or any Related Corporation, shall remain unaffected by such withdrawal, and he shall continue as a Participant hereunder.

                          13.5 Special Rules Relating to Distribution Upon
Termination of Plan or Disposition of Assets or Subsidiary. Notwithstanding anything to the contrary contained in this Agreement, in the event the Plan is terminated or an Employer disposes of assets or a subsidiary, no distribution shall be made from the Plan to a Participant prior to his separation from service, other than a withdrawal made in accordance with Article VIII, except upon the occurrence of one of the following events:
                          (a)  The termination of the Plan without
         establishment or maintenance of another
         defined contribution plan (other than an employee stock ownership plan as defined in Section 4975(e)(7) of the Code).

                          (b) The disposition by an Employer of substantially all of the assets (within the meaning of Section 409(d)(2) of the Code) used by such Employer in a trade or business of such Employer, but only with respect to an employee who continues employment with the corporation acquiring such assets.

                          (c)  The disposition by an Employer of such
         Employer's interest in a subsidiary (with the meaning of Section 409(d)(3) of the Code), but only with respect to an employee who continues employment with such subsidiary.

An event shall not be treated as described in this Section 13.5 with respect to any employee unless the employee receives a lump sum distribution by reason of the event. For purposes of this Section 13.5, the term "lump sum distribution" has the meaning given such term by Section 402(e)(4) of the Code, without regard to clauses (i), (ii), (iii), and (iv) of subparagraph (A), subparagraph
(B), or subparagraph (H) thereof. Moreover, an event shall not be treated as described in paragraph (b) or (c) of this Section 13.5 unless the transferor corporation continues to maintain the Plan after the disposition.
                          13.6 Corporation Reorganization.  The merger,
consolidation, or liquidation of the Company, any Employer, or any Related Corporation with or into the Company, any other Employer, or any other Related Corporation shall not constitute a termination of the Plan as to the Company or such Employer.

                                  ARTICLE XIV
                        ADOPTION BY RELATED CORPORATIONS
                          A Related Corporation, with the consent of the Board
of Directors of the Company and as of the first day of any Plan Year, may adopt the Plan and become an Employer hereunder by causing an appropriate written instrument evidencing such adoption to be executed pursuant to the authority of its Board of Directors and filed with the Company and the Trustee.

                                   ARTICLE XV
                              TOP-HEAVY PROVISIONS
                          15.1 Applicability.  Notwithstanding any other
provision to the contrary, in the event the Plan is deemed to be a top-heavy plan for any Plan Year, the provisions contained in this Article XV with respect to vesting and Employer Contributions shall be applicable with respect to such Plan Year. In the event the Plan is determined to be a top-heavy plan and upon a subsequent termination date is determined to no longer be a top-heavy plan, the vesting and the Employer Contribution provisions in effect immediately preceding the Plan Year in which the Plan was determined to be a top-heavy plan shall again become applicable as of such subsequent determination date; provided, however, that in the event such prior vesting schedule does again become applicable, the provisions of Section 9.5 and
Section 13.2 shall apply (a) to preserve the nonforfeitable accrued benefit of any Participant, former Participant, or Beneficiary and (b) to permit any Participant with three years of vested service to elect to continue to have his nonforfeitable interest in his Separate Accounts attributable to Employer Contributions determined in accordance with the vesting schedule applicable while the Plan was a top-heavy plan.

                          15.2 Top-Heavy Definitions.  For purposes of this
         Article XV, the following definitions shall apply:
                          (a) The term "determination date" with respect to any Plan Year shall mean the last day of the preceding Plan Year.

                          (b)  The term "key employee" shall mean any
         Participant or former Participant who is a key employee pursuant to the provisions of Section 416(i)(1) of the Code and any Beneficiary of such Participant or former Participant.

                          (c) The term "non-key employee" shall mean any Participant who is not a key employee.

                          (d) The term "permissive aggregation group" shall mean those plans included in an Employer's required aggregation group in conjunction with any other plan or plans of an Employer, so long as the entire group of plans would continue to meet the requirements of Sections 401(a)(4) and 410 of the Code.

                          (e) The term "required aggregation group" shall include (i) all plans of an Employer in which a key employee is a participant, and (ii) all other plans of an Employer which enable a plan described in (i) to meet the requirements of Section 401(a)(4) or
         Section 410 of the Code.

                          (f) A "super top-heavy group" with respect to a particular Plan Year shall mean a required or permissive aggregation group that, as of the determination date, would qualify as a top-heavy group under the definition in paragraph (h) of this Section 15.2 with "90 percent" substituted for "60 percent" each place where "60 percent" appears in such definition.

                          (g) The term "super top-heavy plan" with respect to a particular Plan Year shall mean a plan that, as of the determination date, would qualify as a top-heavy plan under the definition in paragraph (i) of this Section 15.2 with "90 percent" substituted for "60 percent" each place where "60 percent" appears in such definition. A plan shall also be a "super top-heavy plan" if it is part of a super top-heavy group.

                          (h) The term "top-heavy group" with respect to a particular Plan Year shall mean a required or a permissive aggregation group if the sum, as of the determination date, of the present value of the cumulative accrued benefits for key employees under all defined benefit plans included in such group and the aggregate of the account balances of key employees under all defined contribution plans included in such group exceeds 60 percent of a similar sum determined for all employees covered by the plans included in such group.

                          (i) The term "top-heavy plan" with respect to a particular Plan Year shall mean (i) in the case of a defined contribution plan, a plan for which, as of the determination date, the aggregate of the accounts (within the meaning of Section 416(g) of the Code and the regulations thereunder) of key employees exceeds 60 percent of the aggregate of the accounts of all participants under the plan, with the accounts valued as of the applicable valuation date, or
         (ii) in the case of a defined benefit plan, a plan for which, as of the determination date, the present value of the cumulative accrued benefits payable under the plan (within the meaning of Section 416(g) of the Code and the regulations thereunder) to key employees exceeds 60 percent of the present value of the cumulative accrued benefits under the plan for all employees, with present value of accrued benefits to be determined as of the applicable valuation date in accordance with the actuarial assumptions specified in such defined benefit plan, and (iii) any plan included in a required aggregation group which is a top-heavy group. For purposes of this paragraph (i), the accounts and accrued benefits of any employee who has not performed services for an Employer during the five-year period ending on the determination date shall be disregarded. Notwithstanding the foregoing, if a plan is included in a required or permissive aggregation group which is not a top-heavy group, such plan shall not be a top-heavy plan. The term "valuation date" with respect to each determination date shall mean the most recent date used for computing plan costs for minimum funding purposes in the case of a defined benefit plan and the most recent date on which plan assets are valued for the purpose of determining the value of account balances in the case of a defined contribution plan.

                          (j)  The term "compensation" shall mean compensation
as described in paragraph (b) of Section 7.4.

                          15.3 Accelerated Vesting.  In the event the Plan is
determined to be a top-heavy plan, a Participant shall have a vested interest in the balances of his Separate Accounts determined no less rapidly than by application of the following vesting schedule:

                                                                    Nonforfeitable
         Years of Vested Service                                      Percentage
         -----------------------                                    --------------
         Less than one                                                     0%
         One but less than two                                            10%
         Two but less than three                                          20%
         Three but less than four                                         40%
         Four but less than five                                          60%
         Five or more                                                    100%

                          15.4 Minimum Employer Contribution.  In the event the
Plan is determined to be a top-heavy plan, effective for Plan Years beginning on and after January 1, 1989, the Employer Contributions allocated to the Separate Accounts of each non-key employee who is not separated from service with an Employer as of the end of such Plan Year shall be no less than the lesser of (a) three percent of his compensation or (b) the largest percentage of compensation that is allocated for such Plan Year to the Separate Accounts of any key employee attributable to Employer Contributions and Tax Deferred Compensation Contributions, except that, in the event the Plan is part of a required aggregation group, and the Plan enables a defined benefit plan included in such group to meet the requirements of Section 401(a)(4) or 410 of the Code, the minimum allocation of Employer Contributions to the Separate Accounts of each non-key employee shall be three percent of the compensation of such non-key employees. Any minimum allocation to the Separate Accounts of a Participant required by this Section
15.4 shall be made without regard to any social security contribution made by an Employer on behalf of the Participant, and for this purpose an Eligible Employee shall be deemed to be a Participant notwithstanding his failure to make an election described in Section 2.2. Notwithstanding the minimum top-heavy allocation requirements of this Section 15.4, in the event that the Plan is a top-heavy plan, each non-key employee hereunder who is also covered under a top-heavy defined benefit plan maintained by an Employer will receive the top-heavy benefits provided for under such defined benefit plan equal to his average compensation during the testing period multiplied by the lesser of two percent times years of service with the Employers or twenty percent, all as described in such plan, in lieu of the minimum top-heavy allocation under the Plan.

                          15.5 Adjustments to Section 415 Limitations.
Notwithstanding the provisions of paragraph (d) of Section 7.4, in the event that the Plan is a top-heavy plan and an Employer maintains a defined benefit plan covering some or all of the employees that are covered by the Plan, Sections 415(e)(2)(B) and 415(e)(3)(B) of the Code shall be applied to the Plan by substituting "1.0" for "1.25" and Section 415(e)(6)(B)(i) of the Code shall be applied to the Plan by substituting "$41,500" for "$51,875", except that such substitutions shall not be applied to the Plan if (a) the Plan is not a super top-heavy plan, (b) the Employer Contribution for such Plan Year for each non-key employee is not less than four percent of such non-key employee's compensation, and (c) every non-key employee who receives his minimum benefit under a defined benefit plan receives a benefit which is not less than his average compensation for years in the testing period multiplied by the lesser of three percent times years of service with such employer or thirty percent, all as described in such defined benefit plans.
                          15.6 Compensation Taken Into Account.  The annual
compensation of any Participant to be taken into account under the Plan during any Plan Year in which the Plan is determined to be a top-heavy plan shall not exceed

$200,000 (or such adjusted amount determined by the Secretary of the Treasury pursuant to Section 416(d)(2) of the Code).

                                  ARTICLE XVI
                                   ROLLOVERS
                          16.1 Rollover Contributions.  A Participant who prior
to his employment with an Employer was a participant in a plan maintained by a previous employer and qualified under Section 401 of the Code and who receives a distribution from such plan that he either elects (i) to roll over immediately to a qualified retirement plan or (ii) to roll over into a conduit IRA from which he receives a later distribution, may elect to make a Rollover Contribution to the Plan if he is entitled under Section 402(a)(5) of the Code to roll over such distribution to another qualified retirement plan. A Participant shall make a Rollover Contribution to the Plan by delivering, or causing to be delivered, to the Trustee the property which constitutes such Rollover Contribution amount within 60 days of receipt of the distribution from the plan or from the conduit IRA in such manner as shall be specified by the Company.
                          16.2 Administration.  Notwithstanding anything to the
contrary contained in the Agreement, all Rollover Contributions received by the Trustee shall be held and administered by the Trustee in accordance with the provisions of this Article XVI. Upon receipt of any Rollover Contribution, the Trustee shall credit the appropriate

Separate Account of the Participant to whom it is attributable in accordance with the provisions of Section 5.1 with the fair market value of the property that constitutes the Rollover Contribution on such date, and such property shall be deposited in the Trust. The determination of the fair market value of such property shall be made by the Trustee, subject to the provisions of
Section 7.2. The Participant's interest in his Separate Account to which any Rollover Contributions have been credited shall at all times be fully vested.
                          16.3 Rollover Contributions not Considered for
Certain Plan Purposes. Separate Accounts to which any Rollover Contributions have been credited shall not be aggregated with the other Separate Accounts maintained under the Plan for purposes of determining whether the Plan is top heavy within the meaning of paragraph (i) of Section 15.2, except that amounts contained in a Separate Account that are attributable to any Rollover Contributions made from a plan maintained by an Employer or a Related Corporation shall be aggregated with the other Separate Accounts maintained under the Plan for purposes of determining whether the Plan is top heavy.
                          16.4 Settlement or Termination.  A Participant's
interest in his Separate Account to which any Rollover Contributions have been credited shall, upon his

Settlement Date or in the event of termination of the Plan, be distributed at such time and according to such method as is provided generally in the Agreement with respect to such settlement or termination, as the case may be.

                                  ARTICLE XVII
                            MISCELLANEOUS PROVISIONS
                          17.l No Commitment as to Employment.  Nothing herein
contained shall be construed as a commitment or agreement upon the part of any Participant hereunder to continue his employment with an Employer, and nothing herein contained shall be construed as a commitment on the part of an Employer to continue the employment or rate of compensation of any Participant hereunder for any period.
                          17.2 Benefits.  Nothing in this Agreement shall be
construed to confer any right or claim upon any person other than the parties hereto, Participants, former Participants, and Beneficiaries.
                          17.3 No Guarantees.  Neither any Employer, nor the
Trustee guarantees the Trust from loss or depreciation, nor the payment of any amount which may become due to any person hereunder.
                          17.4 Precedent.  Except as otherwise specifically
provided, no action taken in accordance with this Agreement by the Company, any other Employer, or the Trustee shall be construed or relied upon as a precedent for similar action under similar circumstances.
                          17.5 Duty to Furnish Information.  Each of the
Company, any other Employer, or the Trustee shall furnish to any of the others any documents, reports, returns, statements, or other information that any of the others reasonably deem necessary to perform its duties imposed hereunder or otherwise imposed by law.
                          17.6 Withholding.  The Trustee shall withhold any tax
which by any present or future law is required to be withheld and which the Company notifies the Trustee in writing is to be so withheld, from any payment to any Participant, former Participant, or Beneficiary hereunder, unless an Employer shall have notified the Trustee in writing to the effect that such Employer has withheld such tax.
                          17.7 Merger, Consolidation, or Transfer of Plan
Assets. The Plan shall not be merged or consolidated with any other plan, nor shall any of its assets or liabilities be transferred to another plan, unless, immediately after such merger, consolidation, or transfer of assets or liabilities, each Participant in the Plan would receive a benefit under the Plan which is at least equal to the benefit he would have received immediately prior to such merger, consolidation, or transfer of assets or liabilities (assuming in each instance that the Plan had then terminated).
                          17.8 Conditions and Limitations on Employer
Contributions. Notwithstanding anything to the contrary contained in this Agreement, any obligation of any Employer to make any contribution hereunder is hereby conditioned upon the continued qualification of the Plan under Section 401(a) of the Code, the exempt status of the Trust under Section 501(a) of the Code, and the deductibility of the contribution under Section 404 of the Code. The Plan is designated as and designed to qualify as a profit-sharing plan for all purposes of the Code, although all contributions to the Plan by the Employers may be made without regard to current or accumulated earnings and profits for the taxable year or years ending with or within any Plan Year.
                          17.9 Return of Contributions to Employer.  Except as
otherwise provided herein, in no event shall any portion of the Trust property ever revert to or otherwise inure to the benefit of any Employer or any Related Corporation. Notwithstanding anything to the contrary contained in the Agreement, Employer Contributions and Tax Deferred Compensation Contributions:
                          (a)  made under a mistake of fact, or

                          (b) the deduction of which under Section 404 of the Code is disallowed, or

                          (c) with respect to which the Plan does not qualify under Section 401(a) of the Code or the Trust is not exempt under
         Section 501(a) of the Code (but only if such contribution is made prior to December 22, 1987),

may be returned to the Employer by which made within one year after the payment of the contribution, the disallowance of the deduction to the extent disallowed, or the date of denial of the qualification of the Plan or the exempt status of the Trust in connection with an amendment, whichever is applicable. Any Tax Deferred Compensation Contributions made on behalf of a Participant and returned to an Employer pursuant to this Section 17.9 shall be distributed to such Participant.
                          17.10 Back Pay Awards.  The provisions of this
Section 17.10 shall apply only to an Employee or former Employee who becomes entitled to back pay by an award or agreement of an Employer without regard to mitigation of damages. For all purposes of the Plan, the years of service and years of vested service of a person to whom this Section 17.10 applies for the period to which such award or agreement relates shall include the number of years, computed to the nearest 1/12th year, to which such award or agreement relates unless such years are otherwise included in his years of service for such period under Section 2.5 and, as applicable, in his years of vested service for such period under Section 9.4. If a person to whom this Section
17.10 applies was or, after application of the foregoing provisions of this
Section 17.10, would have become an Eligible Employee during such period, and if any such person who had not previously become a Participant pursuant to
Section 2.2 shall, within 30 days
of the date he receives notice of the provisions of this Section 17.10, make an election to become a Participant in accordance with such Section 2.2 (retroactive to any Enrollment Date as of which he was or has become eligible to do so), then any Regular Participant Contributions or Tax Deferred Compensation Contributions which he previously had not made but which, after application of the foregoing provisions of this Section 17.10, he would have made under the provisions of Article II or Article III as in effect during each of the months to which such award or agreement relates, if such Participant so elects, shall be made out of the proceeds of such back pay award or agreement. To the extent that any Regular Participant Contributions or Tax Deferred Compensation Contributions are made during a month in accordance with the provisions of the foregoing sentence, such Employer shall make an Employer Contribution for such month, in addition to any other Employer Contribution for such month, equal to the amount of the Employer Contribution which would have been allocated to such Participant under the provisions of Article IV as in effect during each of the months to which such Regular Participant Contributions or Tax Deferred Compensation Contributions relate. The amounts of such additional contributions shall:
                          (a)  be credited to such Participant's Separate
Accounts, as appropriate, if such person is a Participant when the award or agreement is made or becomes a Participant as a result of the provisions of this Section 17.10; or

                          (b) if such person is a former Participant whose Settlement Date occurred under Section 9.1 before the award or agreement is made, be credited to his Distribution Accounts; moreover, if a portion of such former Participant's Separate Accounts attributable to Employer Contributions was not credited to his Distribution Accounts under Section 9.3 as of his Settlement Date, the amount of the additional Employer Contribution for him shall include an amount equal to the difference, if any, between (i) the amount which would have been so credited after application of the provisions of this Section 17.10, and (ii) the amount which was so credited.

Any contributions made by such Participant and by the Employer pursuant to this
Section 17.10 shall be made in accordance with, and subject to the limitations of, the applicable provisions of Articles III, IV, and VII.
                          17.11 Validity of Agreement.  The validity of this
Agreement shall be determined and this Agreement shall be construed and interpreted in accordance with the laws of the State of Ohio. The invalidity or illegality of any provision of this Agreement shall not affect the legality or validity of any other part thereof.
                          17.12 Parties Bound.  This Agreement shall be binding
upon the Company, any other Employer, the Trustee, all Participants, former Participants, and Beneficiaries hereunder, and, as the case may be, the heirs, executors, administrators, successors, and assigns of each of them.
                            *          *          *
                          IN WITNESS WHEREOF, the parties hereto, each by its
duly authorized officers, have caused this Agreement to be executed as of the day and year first above written.

                                                OGLEBAY NORTON COMPANY


                                                By /s/ H. William Ruf
                                                   ----------------------------
                                                   Title:  Vice President -
                                                             Personnel and
                                                             Industrial
                                                             Relations


                                                And /s/ Richard J. Kessler
                                                   ----------------------------
                                                   Title:  Vice President -
                                                             Finance and
                                                             Treasurer


                                                SOCIETY NATIONAL BANK,
                                                  Trustee


                                                By /s/ Mark O. Minar
                                                   ----------------------------
                                                   Title:  Senior Trust Officer


                                                And /s/ Richard Lutts
                                                   ----------------------------
                                                   Title:  Vice President